STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION ANNUITY CONTRACTS
(THRIFT PLAN)

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectus for the Thrift Plan Contracts that we offer (together, the Contracts).

You may obtain a copy of the Prospectus, dated May 1, 2008, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2008

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2007 was 3.40%. The reduced fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2007 was 3.80%. (These returns do not reflect the $2 monthly charge.)

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the

Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and DWS Bond VIP in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2007 (Unaudited)

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	4.05%	11.35%	4.48%	8.68%	02/05/93
Investment Company All America	3.11%	11.25%	4.05%	10.16%	01/01/85
Investment Company Small Cap Value	(5.05)%	N/A	N/A	6.93%	07/01/05
Investment Company Small Cap Growth	3.52%	N/A	N/A	8.85%	07/01/05
Investment Company Mid Cap Value	(0.24)%	N/A	N/A	8.12%	07/01/05
Investment Company Mid-Cap Equty Index	6.55%	14.68%	N/A	8.79%	05/03/99
Investment Company International	N/A	N/A	N/A	(3.09)%	11/05/07
Investment Company Composite	5.50%	7.26%	3.70%	7.93%	01/01/85
Investment Company Retirement Income	N/A	N/A	N/A	(0.10)%	11/05/07
Investment Company 2010 Retirement	N/A	N/A	N/A	(0.85)%	11/05/07
Investment Company 2015 Retirement	N/A	N/A	N/A	(1.35)%	11/05/07
Investment Company 2020 Retirement	N/A	N/A	N/A	(1.71)%	11/05/07
Investment Company 2025 Retirement	N/A	N/A	N/A	(2.12)%	11/05/07
Investment Company 2030 Retirement	N/A	N/A	N/A	(2.38)%	11/05/07
Investment Company 2035 Retirement	N/A	N/A	N/A	(2.71)%	11/05/07
Investment Company 2040 Retirement	N/A	N/A	N/A	(2.85)%	11/05/07
Investment Company 2045 Retirement	N/A	N/A	N/A	(2.96)%	11/05/07
Investment Company Conservative Allocation	5.25%	N/A	N/A	4.39%	05/20/03
Investment Company Moderate Allocation	5.17%	N/A	N/A	7.43%	05/20/03
Investment Company Aggressive Allocation	4.35%	N/A	N/A	10.01%	05/20/03
Investment Company Money Market	3.87%	1.88%	2.49%	3.69%	01/01/85
Investment Company Mid-Term Bond	6.03%	2.29%	3.71%	4.00%	02/05/93
Investment Company Bond	4.72%	3.60%	4.05%	6.34%	01/01/85
DWS Capital Growth	11.34%	11.52%	3.33%	8.55%	01/03/89
DWS Bond	3.01%	3.22%	3.86%	5.53%	01/03/89
DWS International	13.31%	18.73%	6.00%	7.71%	01/03/89
Fidelity VIP Equity-Income	0.51%	12.28%	5.51%	8.75%	05/01/95
Fidelity VIP Contra	16.40%	16.71%	9.37%	12.28%	05/01/95
Fidelity VIP Asset Manager	14.34%	8.81%	4.45%	6.84%	05/01/95
Fidelity Mid Cap	14.46%	N/A	N/A	16.28%	07/01/05
Vanguard Diversified Value	2.78%	N/A	N/A	8.80%	07/01/05
Vanguard International	16.11%	N/A	N/A	23.63%	07/01/05
Oppenheimer Main Street	3.26%	N/A	N/A	9.11%	07/01/05
Calvert Social Balanced	1.61%	7.60%	3.41%	6.31%	05/13/91
American Century VP Capital Appreciation	44.55%	20.95%	9.34%	9.07%	01/03/89

Cumulative Total Returns (Standard)*
For the Periods Ended December 31, 2007 (Unaudited)

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	4.05%	71.19%	54.94%	245.96%	02/05/93
Investment Company All America	3.11%	70.44%	48.67%	825.99%	01/01/85
Investment Company Small Cap Value	(5.05)%	N/A	N/A	18.23%	07/01/05
Investment Company Small Cap Growth	3.52%	N/A	N/A	23.63%	07/01/05
Investment Company Mid Cap Value	(0.24)%	N/A	N/A	21.56%	07/01/05
Investment Company Mid-Cap Equty Index	6.55%	98.40%	N/A	107.51%	05/03/99
Investment Company International	N/A	N/A	N/A	(3.09)%	11/05/07
Investment Company Composite	5.50%	41.96%	43.86%	478.33%	01/01/85
Investment Company Retirement Income	N/A	N/A	N/A	(0.10)%	11/05/07
Investment Company 2010 Retirement	N/A	N/A	N/A	(0.85)%	11/05/07
Investment Company 2015 Retirement	N/A	N/A	N/A	(1.35)%	11/05/07
Investment Company 2020 Retirement	N/A	N/A	N/A	(1.71)%	11/05/07
Investment Company 2025 Retirement	N/A	N/A	N/A	(2.12)%	11/05/07
Investment Company 2030 Retirement	N/A	N/A	N/A	(2.38)%	11/05/07
Investment Company 2035 Retirement	N/A	N/A	N/A	(2.71)%	11/05/07
Investment Company 2040 Retirement	N/A	N/A	N/A	(2.85)%	11/05/07
Investment Company 2045 Retirement	N/A	N/A	N/A	(2.96)%	11/05/07

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Conservative Allocation	5.25%	N/A	N/A	21.93%	05/20/03
Investment Company Moderate Allocation	5.17%	N/A	N/A	39.21%	05/20/03
Investment Company Aggressive Allocation	4.35%	N/A	N/A	55.36%	05/20/03
Investment Company Money Market	3.87%	9.78%	27.90%	130.28%	01/01/85
Investment Company Mid-Term Bond	6.03%	11.97%	43.91%	79.43%	02/05/93
Investment Company Bond	4.72%	19.33%	48.80%	311.24%	01/01/85
DWS Capital Growth	11.34%	72.50%	38.80%	375.30%	01/03/89
DWS Bond	3.01%	17.18%	46.05%	177.77%	01/03/89
DWS International	13.31%	135.90%	79.12%	309.95%	01/03/89
Fidelity VIP Equity-Income	0.51%	78.47%	70.96%	189.45%	05/01/95
Fidelity VIP Contra	16.40%	116.55%	144.97%	333.43%	05/01/95
Fidelity VIP Asset Manager	14.34%	52.52%	54.59%	131.32%	05/01/95
Fidelity Mid Cap	14.46%	N/A	N/A	45.79%	07/01/05
Vanguard Diversified Value	2.78%	N/A	N/A	23.47%	07/01/05
Vanguard International	16.11%	N/A	N/A	69.95%	07/01/05
Oppenheimer Main Street	3.26%	N/A	N/A	24.36%	07/01/05
Calvert Social Balanced	1.61%	44.24%	39.86%	176.95%	05/13/91
American Century VP Capital Appreciation	44.55%	158.84%	144.20%	420.51%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2006 (Unaudited)

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	4.46%	11.58%	4.58%	8.75%	02/05/93
Investment Company All America	3.53%	11.48%	4.15%	10.21%	01/01/85
Investment Company Small Cap Value	(4.66)%	N/A	N/A	7.36%	07/01/05
Investment Company Small Cap Growth	3.93%	N/A	N/A	9.29%	07/01/05
Investment Company Mid Cap Value	0.16%	N/A	N/A	8.56%	07/01/05
Investment Company Mid-Cap Equty Index	6.97%	14.91%	N/A	8.92%	05/03/99
Investment Company International	N/A	N/A	N/A	(3.03)%	11/05/07
Investment Company Composite	5.93%	7.47%	3.81%	8.24%	01/01/85
Investment Company Retirement Income	N/A	N/A	N/A	(0.04)%	11/05/07
Investment Company 2010 Retirement	N/A	N/A	N/A	(0.79)%	11/05/07
Investment Company 2015 Retirement	N/A	N/A	N/A	(1.29)%	11/05/07
Investment Company 2020 Retirement	N/A	N/A	N/A	(1.65)%	11/05/07
Investment Company 2025 Retirement	N/A	N/A	N/A	(2.06)%	11/05/07
Investment Company 2030 Retirement	N/A	N/A	N/A	(2.32)%	11/05/07
Investment Company 2035 Retirement	N/A	N/A	N/A	(2.65)%	11/05/07
Investment Company 2040 Retirement	N/A	N/A	N/A	(2.79)%	11/05/07
Investment Company 2045 Retirement	N/A	N/A	N/A	(2.90)%	11/05/07
Investment Company Conservative Allocation	5.67%	N/A	N/A	4.62%	05/20/03
Investment Company Moderate Allocation	5.60%	N/A	N/A	7.66%	05/20/03
Investment Company Aggressive Allocation	4.77%	N/A	N/A	10.25%	05/20/03
Investment Company Money Market	4.29%	2.09%	2.59%	3.97%	01/01/85
Investment Company Mid-Term Bond	6.46%	2.49%	3.81%	4.07%	02/05/93
Investment Company Bond	5.14%	3.81%	4.16%	6.39%	01/01/85
DWS Capital Growth	11.79%	11.74%	3.44%	8.61%	01/03/89
DWS Bond	3.43%	3.43%	3.97%	5.58%	01/03/89
DWS International	13.77%	18.96%	6.11%	7.77%	01/03/89
Fidelity VIP Equity-Income	0.91%	12.51%	5.61%	8.84%	05/01/95
Fidelity VIP Contra	16.87%	16.95%	9.48%	12.36%	05/01/95
Fidelity VIP Asset Manager	14.80%	9.03%	4.56%	6.93%	05/01/95
Fidelity Mid Cap	14.92%	N/A	N/A	16.74%	07/01/05
Vanguard Diversified Value	3.19%	N/A	N/A	9.23%	07/01/05
Vanguard International	16.58%	N/A	N/A	24.12%	07/01/05
Oppenheimer Main Street	3.68%	N/A	N/A	9.55%	07/01/05
Calvert Social Balanced	2.02%	7.82%	3.52%	6.38%	05/13/91
American Century VP Capital Appreciation	45.13%	21.19%	9.45%	9.13%	01/03/89

Cumulative Total Returns (Reduced Fee)**
For the Periods Ended December 31, 2007 (Unaudited)

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	4.46%	72.92%	56.50%	249.44%	02/05/93
Investment Company All America	3.53%	72.15%	50.16%	835.29%	01/01/85
Investment Company Small Cap Value	(4.66)%	N/A	N/A	19.42%	07/01/05
Investment Company Small Cap Growth	3.93%	N/A	N/A	24.87%	07/01/05
Investment Company Mid Cap Value	0.16%	N/A	N/A	22.78%	07/01/05
Investment Company Mid-Cap Equty Index	6.97%	100.39%	N/A	109.62%	05/03/99
Investment Company International	N/A	N/A	N/A	(3.03)%	11/05/07
Investment Company Composite	5.93%	43.39%	45.30%	518.42%	01/01/85
Investment Company Retirement Income	N/A	N/A	N/A	(0.04)%	11/05/07
Investment Company 2010 Retirement	N/A	N/A	N/A	(0.79)%	11/05/07
Investment Company 2015 Retirement	N/A	N/A	N/A	(1.29)%	11/05/07
Investment Company 2020 Retirement	N/A	N/A	N/A	(1.65)%	11/05/07
Investment Company 2025 Retirement	N/A	N/A	N/A	(2.06)%	11/05/07
Investment Company 2030 Retirement	N/A	N/A	N/A	(2.32)%	11/05/07
Investment Company 2035 Retirement	N/A	N/A	N/A	(2.65)%	11/05/07
Investment Company 2040 Retirement	N/A	N/A	N/A	(2.79)%	11/05/07
Investment Company 2045 Retirement	N/A	N/A	N/A	(2.90)%	11/05/07
Investment Company Conservative Allocation	5.67%	N/A	N/A	23.16%	05/20/03
Investment Company Moderate Allocation	5.60%	N/A	N/A	40.61%	05/20/03
Investment Company Aggressive Allocation	4.77%	N/A	N/A	56.92%	05/20/03
Investment Company Money Market	4.29%	10.89%	29.19%	145.01%	01/01/85
Investment Company Mid-Term Bond	6.46%	13.10%	45.36%	81.24%	02/05/93
Investment Company Bond	5.14%	20.53%	50.30%	315.39%	01/01/85
DWS Capital Growth	11.79%	74.23%	40.19%	380.07%	01/03/89
DWS Bond	3.43%	18.36%	47.53%	180.58%	01/03/89
DWS International	13.77%	138.26%	80.91%	314.06%	01/03/89
Fidelity VIP Equity-Income	0.91%	80.26%	72.68%	192.36%	05/01/95
Fidelity VIP Contra	16.87%	118.73%	147.44%	337.80%	05/01/95
Fidelity VIP Asset Manager	14.80%	54.05%	56.15%	133.65%	05/01/95
Fidelity Mid Cap	14.92%	N/A	N/A	47.25%	07/01/05
Vanguard Diversified Value	3.19%	N/A	N/A	24.70%	07/01/05
Vanguard International	16.58%	N/A	N/A	71.65%	07/01/05
Oppenheimer Main Street	3.68%	N/A	N/A	25.61%	07/01/05
Calvert Social Balanced	2.02%	45.69%	41.27%	179.73%	05/13/91
American Century VP Capital Appreciation	45.13%	161.43%	146.65%	425.73%	01/03/89

**  Returns reflect the deduction of reduced fee charges for the periods shown.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2007 was 3.40%. The reduced fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2007 was 3.80%. (These returns do not reflect the $2 monthly charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Portfolio,

(g)  Calvert Social Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund,

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund, and

(ii)  2045 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

EXPERTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2007 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or period in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2007, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 13, 2008, covering the December 31, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2007 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years or period in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2007, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 13, 2008, covering the December 31, 2007 and 2006 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2007 are included as follows:

Financial Statements of Mutual of America for 2007, 2006 and 2005 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 30, 2008

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund—$129,978,224 All America Fund—$330,098,787 Equity Index Fund—$316,465,263) (Notes 1 and 2)	$129,389,711	$290,276,129	$382,883,111
Due From (To) Mutual of America General Account	46,110	37,511	383,461
Net Assets	$129,435,821	$290,313,640	$383,266,572
Enhanced Unit Value at December 31, 2007	$2.58	$10.36	$3.61
Number of Enhanced Units Outstanding at December 31, 2007	19,709,144	9,560,306	38,423,885
Standard Unit Value at December 31, 2007	$2.55	$10.26	$3.57
Number of Standard Units Outstanding at December 31, 2007	30,861,676	18,638,498	68,521,880

	Investment Company
	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Mid-Cap Equity Index Fund—$206,739,369 Mid Cap Value Fund—$18,385,328 Small Cap Growth Fund—$149,676,298 Small Cap Value Fund—$148,204,674) (Notes 1 and 2)	$225,793,864	$18,333,225	$146,351,397	$135,870,290
Due From (To) Mutual of America General Account	21,611	(33,241)	(303,364)	(59,167)
Net Assets	$225,815,475	$18,299,984	$146,048,033	$135,811,123
Enhanced Unit Value at December 31, 2007	$2.14	$1.23	$1.26	$1.20
Number of Enhanced Units Outstanding at December 31, 2007	35,489,640	4,562,440	42,165,472	40,458,138
Standard Unit Value at December 31, 2007	$2.11	$1.22	$1.24	$1.19
Number of Standard Units Outstanding at December 31, 2007	70,944,055	10,361,870	74,885,652	73,367,181

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	Investment Company
	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Composite Fund—$194,939,447 Bond Fund—$113,004,550 Mid-Term Bond Fund—$63,427,581 International Fund—$508,305) (Notes 1 and 2)	$192,343,820	$107,908,428	$63,867,297	$493,090
Due From (To) Mutual of America General Account	272,700	72,202	87,144	20,618
Net Assets	$192,616,520	$107,980,630	$63,954,441	$513,708
Enhanced Unit Value at December 31, 2007	$6.47	$4.60	$1.87	$0.97
Number of Enhanced Units Outstanding at December 31, 2007	9,988,986	8,465,469	12,622,139	332,667
Standard Unit Value at December 31, 2007	$6.41	$4.55	$1.85	$0.97
Number of Standard Units Outstanding at December 31, 2007	19,977,082	15,157,651	21,789,400	197,053

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$13,861,549 Moderate Allocation Fund—$73,855,452 Aggressive Allocation Fund—$70,041,400) (Notes 1 and 2)	$13,842,462	$73,896,205	$69,335,545
Due From (To) Mutual of America General Account	(8,009)	13,721	130,351
Net Assets	$13,834,453	$73,909,926	$69,465,896
Enhanced Unit Value at December 31, 2007	$1.24	$1.42	$1.59
Number of Enhanced Units Outstanding at December 31, 2007	3,478,272	17,148,246	14,757,431
Standard Unit Value at December 31, 2007	$1.23	$1.41	$1.57
Number of Standard Units Outstanding at December 31, 2007	7,720,764	35,240,331	29,353,402

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Retirement Income Fund—$548,975 2010 Retirement Fund—$943,404 2015 Retirement Fund—$2,487,733) (Notes 1 and 2)	$527,357	$904,462	$2,382,832
Due From (To) Mutual of America General Account	2,643	(5,739)	181,994
Net Assets	$530,000	$898,723	$2,564,826
Enhanced Unit Value at December 31, 2007	$1.00	$0.98	$0.97
Number of Enhanced Units Outstanding at December 31, 2007	117	467,963	530,117
Standard Unit Value at December 31, 2007	$1.00	$0.98	$0.97
Number of Standard Units Outstanding at December 31, 2007	530,235	449,299	2,116,593
	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: 2020 Retirement Fund—$2,637,459 2025 Retirement Fund—$708,351 2030 Retirement Fund—$1,206,078) (Notes 1 and 2)	$2,531,142	$683,521	$1,150,832
Due From (To) Mutual of America General Account	39,897	76,867	20,401
Net Assets	$2,571,039	$760,388	$1,171,233
Enhanced Unit Value at December 31, 2007	$0.96	$0.97	$0.97
Number of Enhanced Units Outstanding at December 31, 2007	540,758	136,756	470,138
Standard Unit Value at December 31, 2007	$0.96	$0.97	$0.97
Number of Standard Units Outstanding at December 31, 2007	2,142,598	650,565	740,122

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: 2035 Retirement Fund—$500,175 2040 Retirement Fund—$435,708 2045 Retirement Fund—$253,433) (Notes 1 and 2)	$475,303	$414,263	$240,261
Due From (To) Mutual of America General Account	46,002	2,762	46,030
Net Assets	$521,305	$417,025	$286,291
Enhanced Unit Value at December 31, 2007	$0.97	$0.96	$0.96
Number of Enhanced Units Outstanding at December 31, 2007	191,980	110,384	62,792
Standard Unit Value at December 31, 2007	$0.97	$0.96	$0.96
Number of Standard Units Outstanding at December 31, 2007	343,530	323,038	235,749

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Assets:
Investments in DWS Variables Series I Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: DWS Bond Fund—$46,000,272 DWS Capital Growth Fund—$231,481,887 DWS International Fund—$106,375,304 American Century VP Capital Appreciation Fund—$173,355,946) (Notes 1 and 2)	$46,617,469	$282,990,443	$186,851,026	$253,667,672
Due From (To) Mutual of America General Account	(14,281)	(136,956)	(11,763)	430,094
Net Assets	$46,603,188	$282,853,487	$186,839,263	$254,097,766
Enhanced Unit Value at December 31, 2007	$18.64	$42.44	$26.73	$27.81
Number of Enhanced Units Outstanding at December 31, 2007	983,214	2,480,202	2,583,979	3,143,985
Standard Unit Value at December 31, 2007	$18.45	$42.02	$26.47	$27.54
Number of Standard Units Outstanding at December 31, 2007	1,532,622	4,225,832	4,449,378	6,051,829

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

	Calvert	Fidelity
	Social Balanced Fund	VIP Equity- Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund—$85,187,289 Fidelity VIP Equity-Income Fund—$260,175,835 Fidelity VIP Contra Fund—$556,377,097 Fidelity VIP Asset Manager Fund—$89,203,144) (Notes 1 and 2)	$86,887,584	$271,306,170	$611,682,782	$97,324,156
Due From (To) Mutual of America General Account	(2,079)	(74,154)	(14,743)	(6,623)
Net Assets	$86,885,505	$271,232,016	$611,668,039	$97,317,533
Enhanced Unit Value at December 31, 2007	$3.82	$48.99	$51.46	$33.72
Number of Enhanced Units Outstanding at December 31, 2007	6,578,901	2,057,472	4,137,096	1,020,908
Standard Unit Value at December 31, 2007	$3.78	$48.50	$50.95	$33.38
Number of Standard Units Outstanding at December 31, 2007	16,323,716	3,513,873	7,826,157	1,884,203
	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Assets:
Investments in Fidelity Portfolios, Vanguard Portfolios and Oppenheimer Fund at market value (Cost: Fidelity VIP Mid Cap Fund—$77,579,735 Vanguard Diversified Value Fund—$60,706,459 Vanguard International Fund—$99,956,102 Oppenheimer Main Street Fund—$10,814,729) (Notes 1 and 2)	$81,097,471	$62,812,187	$114,919,027	$11,587,193
Due From (To) Mutual of America General Account	374	53,991	52,528	1,814
Net Assets	$81,097,845	$62,866,178	$114,971,555	$11,589,007
Enhanced Unit Value at December 31, 2007	$45.30	$17.53	$25.53	$25.84
Number of Enhanced Units Outstanding at December 31, 2007	563,918	1,133,307	1,450,283	179,974
Standard Unit Value at December 31, 2007	$44.84	$17.36	$25.27	$25.59
Number of Standard Units Outstanding at December 31, 2007	1,238,843	2,477,115	3,084,479	271,143

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$5,568,389	$4,221,947	$6,999,729	$3,470,155	$248,515
Expenses (Note 3)	815,799	2,383,744	2,997,428	1,832,563	167,949
Net Investment Income (Loss)	4,752,590	1,838,203	4,002,301	1,637,592	80,566
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investments transactions	225,736	(1,020,323)	6,667,157	5,428,344	453,606
Realized gain distribution	—	28,317,437	6,410,015	19,535,017	75,495
Net realized gain (loss) on investments	225,736	27,297,114	13,077,172	24,963,361	529,101
Net unrealized appreciation (depreciation) of investments	(461,999)	(17,909,339)	(11,103)	(11,669,481)	(914,615)
Net Realized and Unrealized Gain (Loss) on Investments	(236,263)	9,387,775	13,066,069	13,293,880	(385,514)
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,516,327	$11,225,978	$17,068,370	$14,931,472	$(304,948)

	Investment Company
	Small Cap Growth Fund	Small Cap Value Fund	Composite Fund	Bond Fund	Mid-Term Bond Fund	International Fund (a)
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$1,476,050	$5,553,765	$5,230,219	$2,460,911	$8,806
Expenses (Note 3)	1,153,758	1,209,062	1,518,654	759,582	452,699	281
Net Investment Income (Loss)	(1,153,758)	266,988	4,035,111	4,470,637	2,008,212	8,525
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	1,611,449	1,713,442	(430,304)	(200,730)	8,851	42
Realized gain distributions	18,969,342	12,979,856	—	—	—	423
Net realized gain (loss) on investments	20,580,791	14,693,298	(430,304)	(200,730)	8,851	465
Net unrealized appreciation (depreciation) of investments	(13,594,621)	(21,357,357)	7,607,746	731,689	1,711,374	(15,215)
Net Realized and Unrealized Gain (Loss) on Investments	6,986,170	(6,664,059)	7,177,442	530,959	1,720,225	(14,750)
Net Increase (Decrease) in Net Assets Resulting From Operations	$5,832,412	$(6,397,071)	$11,212,553	$5,001,596	$3,728,437	$(6,225)

(a)  For the period November 5, 2007 (Commencement of Operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$518,468	$2,346,782	$1,772,133
Expenses (Note 3)	88,273	504,902	463,984
Net Investment Income (Loss)	430,195	1,841,880	1,308,149
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	33,399	178,550	153,108
Realized gain distributions	138,843	2,195,486	3,279,863
Net realized gain (loss) on investments	172,242	2,374,036	3,432,971
Net unrealized appreciation (depreciation) of investments	13,219	(974,667)	(2,437,998)
Net Realized and Unrealized Gain (Loss) on Investments	185,461	1,399,369	994,973
Net Increase (Decrease) in Net Assets Resulting From Operations	$615,656	$3,241,249	$2,303,122

	Investment Company
	Retirement Income Fund (a)	2010 Retirement Fund (a)	2015 Retirement Fund (a)	2020 Retirement Fund (a)	2025 Retirement Fund (a)
Investment Income and Expenses:
Dividend Income (Note 1)	$18,779	$27,615	$65,741	$63,001	$15,105
Expenses (Note 3)	426	776	2,156	1,771	535
Net Investment Income (Loss)	18,353	26,839	63,585	61,230	14,570
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	189	(2,970)	(124)	(465)	67
Realized gain distributions	3,541	12,926	45,506	55,701	18,358
Net realized gain (loss) on investments	3,730	9,956	45,382	55,236	18,425
Net unrealized appreciation (depreciation) of investments	(21,618)	(38,942)	(104,901)	(106,317)	(24,830)
Net Realized and Unrealized Gain (Loss) on Investments	(17,888)	(28,986)	(59,519)	(51,081)	(6,405)
Net Increase (Decrease) in Net Assets Resulting From Operations	$465	$(2,147)	$4,066	$10,149	$8,165

(a)  For the period November 5, 2007 (Commencement of Operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	Investment Company
	2030 Retirement Fund (a)	2035 Retirement Fund (a)	2040 Retirement Fund (a)	2045 Retirement Fund (a)
Investment Income and Expenses:
Dividend Income (Note 1)	$23,814	$8,479	$7,013	$3,873
Expenses (Note 3)	676	309	237	132
Net Investment Income (Loss)	23,138	8,170	6,776	3,741
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	1,041	19	(74)	506
Realized gain distributions	35,502	16,297	15,285	9,021
Net realized gain (loss) on investments	36,543	16,316	15,211	9,527
Net unrealized appreciation (depreciation) of investments	(55,246)	(24,872)	(21,445)	(13,172)
Net Realized and Unrealized Gain (Loss) on Investments	(18,703)	(8,556)	(6,234)	(3,645)
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,435	$(386)	$542	$96

	DWS
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$2,116,155	$1,749,878	$4,354,528
Expenses (Note 3)	339,602	2,135,251	1,374,777
Net Investment Income (Loss)	1,776,553	(385,373)	2,979,751
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	17,970	4,970,637	5,377,316
Realized gain distributions	—	—	—
Net realized gain (loss) on investments	17,970	4,970,637	5,377,316
Net unrealized appreciation (depreciation) of investments	(291,993)	26,756,475	14,627,067
Net Realized and Unrealized Gain (Loss) on Investments	(274,023)	31,727,112	20,004,383
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,502,530	$31,341,739	$22,984,134

(a)  For the period November 5, 2007 (Commencement of Operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	American Century	Calvert	Fidelity
	Capital Appreciation Fund	Social Balanced Fund	VIP Equity-Income Fund	VIP Contra Fund	VIP Asset Manager Fund	VIP Mid Cap Fund
Investment Income Expenses:
Dividend Income (Note 1)	$—	$2,131,865	$5,156,738	$5,475,569	$5,396,058	$571,138
Expenses (Note 3)	928,965	688,420	1,951,141	3,697,876	574,498	407,174
Net Investment Income (Loss)	(928,965)	1,443,445	3,205,597	1,777,693	4,821,560	163,964
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	3,041,888	493,229	5,508,490	6,123,852	241,774	60,873
Realized gain distributions	—	4,878,658	22,734,357	146,026,268	2,298,426	4,214,703
Net realized gain (loss) on investments	3,041,888	5,371,887	28,242,847	152,150,120	2,540,200	4,275,576
Net unrealized appreciation (depreciation) of investments	62,189,024	(5,165,572)	(28,093,391)	(68,571,684)	4,519,212	2,448,774
Net Realized and Unrealized Gain (Loss) on Investments	65,230,912	206,315	149,456	83,578,436	7,059,412	6,724,350
Net Increase (Decrease) in Net Assets Resulting From Operations	$64,301,947	$1,649,760	$3,355,053	$85,356,129	$11,880,972	$6,888,314

	Vanguard		Oppenheimer
	Diversified Value Fund	International Fund	Main Street Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$941,052	$1,240,172	$97,618
Expenses (Note 3)	468,743	667,893	77,195
Net Investment Income (Loss)	472,309	572,279	20,423
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	811,464	403,624	170,394
Realized gain distributions	1,608,896	2,790,387	—
Net realized gain (loss) on investments	2,420,360	3,194,011	170,394
Net unrealized appreciation (depreciation) of investments	(1,879,058)	7,872,660	105,940
Net Realized and Unrealized Gain (Loss) on Investments	541,302	11,066,671	276,334
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,013,611	$11,638,950	$296,757

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,752,590	$2,658,490	$1,838,203	$1,943,273	$4,002,301	$3,918,647
Net realized gain (loss) on investments	225,736	160,664	27,297,114	28,027,662	13,077,172	12,064,915
Net unrealized appreciation (depreciation) of investments	(461,999)	176,355	(17,909,339)	12,257,340	(11,103)	33,715,005
Net Increase (Decrease) in net assets resulting from operations	4,516,327	2,995,509	11,225,978	42,228,275	17,068,370	49,698,567
From Unit Transactions:
Contributions	24,746,192	14,406,823	23,002,460	21,435,615	43,862,023	40,978,975
Withdrawals	(18,260,254)	(13,335,785)	(34,533,976)	(32,209,159)	(39,951,007)	(36,915,494)
Net transfers	29,070,952	26,544,310	(24,147,573)	(18,815,112)	(24,774,407)	(15,734,797)
Contact Fees	(115,460)	(105,412)	(100,668)	(113,190)	(115,061)	(122,060)
Net Increase (Decrease) from unit transactions	35,441,430	27,509,936	(35,779,757)	(29,701,846)	(20,978,452)	(11,793,376)
Net Increase (Decrease) in Net Assets	39,957,757	30,505,445	(24,553,779)	12,526,429	(3,910,082)	37,905,191
Net Assets:
Beginning of Year	89,478,064	58,972,619	314,867,419	302,340,990	387,176,654	349,271,463
End of Year	$129,435,821	$89,478,064	$290,313,640	$314,867,419	$383,266,572	$387,176,654
	Investment Company
	Mid-Cap Equity Index Fund		Mid Cap Value Fund		Small Cap Growth Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,637,592	$1,439,374	$80,566	$101,917	$(1,153,758)	$(428,371)
Net realized gain (loss) on investments	24,963,361	21,179,447	529,101	138,179	20,580,791	3,408,725
Net unrealized appreciation (depreciation) of investment	(11,669,481)	(3,681,589)	(914,615)	808,189	(13,594,621)	10,226,972
Net Increase (Decrease) in net assets resulting from operations	14,931,472	18,937,232	(304,948)	1,048,285	5,832,412	13,207,326
From Unit Transactions:
Contributions	33,827,542	32,851,842	6,346,411	2,877,433	17,861,451	8,192,649
Withdrawals	(24,707,984)	(22,643,004)	(2,217,717)	(743,126)	(15,302,884)	(5,845,423)
Net transfers	(11,894,579)	(42,399,525)	956,924	8,249,838	(10,381,899)	129,427,593
Contract Fees	(46,370)	(48,384)	(939)	(305)	(1,030)	(562)
Net Increase (Decrease) from unit transactions	(2,821,391)	(32,239,071)	5,084,679	10,383,840	(7,824,362)	131,774,257
Net Increase (Decrease) in Net Assets	12,110,081	(13,301,839)	4,779,731	11,432,125	(1,991,950)	144,981,583
Net Assets:
Beginning of Year	213,705,394	227,007,233	13,520,253	2,088,128	148,039,983	3,058,400
End of Year	$225,815,475	$213,705,394	$18,299,984	$13,520,253	$146,048,033	$148,039,983

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	Investment Company
	Small Cap Value Fund		Composite Fund		Bond Fund		Mid-Term Bond Fund		International Fund (a)
	2007	2006	2007	2006	2007	2006	2007	2006	2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$266,988	$538,875	$4,035,111	$3,627,343	$4,470,637	$3,639,952	$2,008,212	$1,410,158	$8,525
Net realized gain (loss) on investments	14,693,298	1,730,307	(430,304)	(2,546,336)	(200,730)	(514,910)	8,851	(164,592)	465
Net unrealized appreciation (depreciation) of investment	(21,357,357)	8,940,556	7,607,746	17,703,242	731,689	440,106	1,711,374	371,441	(15,215)
Net Increase (Decrease) in net assets resulting from operations	(6,397,071)	11,209,738	11,212,553	18,784,249	5,001,596	3,565,148	3,728,437	1,617,007	(6,225)
From Unit Transactions:
Contributions	20,261,816	9,086,406	13,516,036	13,805,885	16,878,281	14,148,693	9,102,215	8,121,793	95,120
Withdrawals	(16,665,931)	(5,988,038)	(23,605,225)	(23,694,291)	(11,777,725)	(10,724,691)	(7,357,877)	(6,410,121)	—
Net transfers	(19,737,640)	140,120,163	(9,477,598)	(12,201,280)	2,855,304	(5,950,034)	(950,849)	14,137,526	424,813
Contract Fees	(22,800)	(10,387)	(90,330)	(101,728)	(97,986)	(101,222)	(73,890)	(65,707)	—
Net Increase (Decrease) from unit transactions	(16,164,555)	143,208,144	(19,657,117)	(22,191,414)	7,857,874	(2,627,254)	719,599	15,783,491	519,933
Net Increase (Decrease) in Net Assets	(22,561,626)	154,417,882	(8,444,564)	(3,407,165)	12,859,470	937,894	4,448,036	17,400,498	513,708
Net Assets:
Beginning of Year/Period	158,372,749	3,954,867	201,061,084	204,468,249	95,121,160	94,183,266	59,506,405	42,105,907	0
End of Year/Period	$135,811,123	$158,372,749	$192,616,520	$201,061,084	$107,980,630	$95,121,160	$63,954,441	$59,506,405	$513,708

	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$430,195	$232,346	$1,841,880	$1,182,850	$1,308,149	$764,964
Net realized gain (loss) on investments	172,242	154,822	2,374,036	1,423,453	3,432,971	2,324,819
Net unrealized appreciation (depreciation) of investments	13,219	115,498	(974,667)	1,245,139	(2,437,998)	1,174,144
Net Increase (Decrease) in net assets resulting from operations	615,656	502,666	3,241,249	3,851,442	2,303,122	4,263,927
From Unit Transactions:
Contributions	3,845,993	3,121,423	20,771,186	15,161,793	23,386,764	16,543,603
Withdrawals	(1,568,062)	(1,074,709)	(8,614,531)	(5,113,991)	(6,529,611)	(4,016,100)
Net transfers	1,815,379	(1,842,554)	3,563,654	511,844	1,243,016	(52,448)
Contract Fees	(7,174)	(5,396)	(27,886)	(21,307)	(24,755)	(16,922)
Net Increase (Decrease) from unit transactions	4,086,136	198,764	15,692,423	10,538,339	18,075,414	12,458,133
Net Increase (Decrease) in Net Assets	4,701,792	701,430	18,933,672	14,389,781	20,378,536	16,722,060
Net Assets:
Beginning of Year	9,132,661	8,431,231	54,976,254	40,586,473	49,087,360	32,365,300
End of Year	$13,834,453	$9,132,661	$73,909,926	$54,976,254	$69,465,896	$49,087,360

(a)  For the period November 5, 2007 (commencement of operations) to December 31, 2007

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	Investment Company
	Retirement Income Fund (a)	2010 Retirement Fund (a)	2015 Retirement Fund (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18,353	$26,839	$63,585
Net realized gain (loss) on investments	3,730	9,956	45,382
Net unrealized appreciation (depreciation) of investments	(21,618)	(38,942)	(104,901)
Net Increase (Decrease) in net assets resulting from operations	465	(2,147)	4,066
From Unit Transactions:
Contributions	23,592	141,792	562,746
Withdrawals	(317)	(200)	(6,381)
Net transfers	506,269	759,314	2,004,422
Contract Fees	(9)	(36)	(27)
Net Increase (Decrease) from unit transactions	529,535	900,870	2,560,760
Net Increase (Decrease) in Net Assets	530,000	898,723	2,564,826
Net Assets:
Beginning of Period	—	—	—
End of Period	$530,000	$898,723	$2,564,826
	Investment Company
	2020 Retirement Fund (a)	2025 Retirement Fund (a)	2030 Retirement Fund (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$61,230	$14,570	$23,138
Net realized gain (loss) on investments	55,236	18,425	36,543
Net unrealized appreciation (depreciation) of investments	(106,317)	(24,830)	(55,246)
Net Increase (Decrease) in net assets resulting from operations	10,149	8,165	4,435
From Unit Transactions:
Contributions	843,737	315,473	322,241
Withdrawals	—	(7,000)	—
Net transfers	1,717,227	443,786	844,598
Contract Fees	(74)	(36)	(41)
Net Increase (Decrease) from unit transactions	2,560,890	752,223	1,166,798
Net Increase (Decrease) in Net Assets	2,571,039	760,388	1,171,233
Net Assets:
Beginning of Period	—	—	—
End of Period	$2,571,039	$760,388	$1,171,233

(a)  For the Period November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	Investment Company
	2035 Retirement Fund (a)	2040 Retirement Fund (a)	2045 Retirement Fund (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,170	$6,776	$3,741
Net realized gain (loss) on investments	16,316	15,211	9,527
Net unrealized appreciation (depreciation) of investments	(24,872)	(21,445)	(13,172)
Net Increase (Decrease) in net assets resulting from operations	(386)	542	96
From Unit Transactions:
Contributions	165,325	259,066	95,948
Withdrawals	—	(4,000)	—
Net transfers	356,394	161,438	190,281
Contract Fees	(28)	(21)	(34)
Net Increase (Decrease) from unit transactions	521,691	416,483	286,195
Net Increase (Decrease) in Net Assets	521,305	417,025	286,291
Net Assets:
Beginning of Period	—	—	—
End of Period	$521,305	$417,025	$286,291

	DWS
	Bond VIP Fund		Capital Growth VIP Fund		International VIP Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,776,553	$1,322,407	$(385,373)	$(552,022)	$2,979,751	$1,634,619
Net realized gain (loss) on investments	17,970	44,823	4,970,637	1,328,606	5,377,316	3,023,676
Net unrealized appreciation (depreciation) of investments	(291,993)	263,419	26,756,475	20,428,985	14,627,067	28,838,026
Net Increase (Decrease) in net assets resulting from operations	1,502,530	1,630,649	31,341,739	21,205,569	22,984,134	33,496,321
From Unit Transactions:
Contributions	6,494,884	6,640,842	20,592,970	22,956,657	20,813,090	19,142,973
Withdrawals	(5,003,069)	(5,484,044)	(32,210,048)	(30,081,160)	(18,048,674)	(16,249,955)
Net Transfers	(27,532)	(5,080,450)	(23,793,371)	(32,298,620)	(7,899,878)	(412,012)
Contract Fees	(39,711)	(42,551)	(40,310)	(40,713)	(14,366)	(10,074)
Net Increase (Decrease) from unit transactions	1,424,572	(3,966,203)	(35,450,759)	(39,463,836)	(5,149,828)	2,470,932
Net Increase (Decrease) in Net Assets	2,927,102	(2,335,554)	(4,109,020)	(18,258,267)	17,834,306	35,967,253
Net Assets:
Beginning of Year	43,676,086	46,011,640	286,962,507	305,220,774	169,004,957	133,037,704
End of Year	$46,603,188	$43,676,086	$282,853,487	$286,962,507	$186,839,263	$169,004,957

(a) For the Period November 5, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(928,965)	$(657,273)	$1,443,445	$1,260,085
Net realized gain (loss) on investments	3,041,888	2,760,652	5,371,887	1,737,953
Net unrealized appreciation (depreciation) of investments	62,189,024	12,538,613	(5,165,572)	3,161,045
Net Increase (Decrease) in net assets resulting from operations	64,301,947	14,641,992	1,649,760	6,159,083
From Unit Transactions:
Contributions	23,437,569	13,728,065	13,013,952	12,279,154
Withdrawals	(18,807,603)	(13,547,366)	(8,338,143)	(7,650,511)
Net transfers	72,567,109	(8,280,422)	(4,406,800)	(3,668,071)
Contract Fees	(14,109)	(10,276)	(62,467)	(65,785)
Net Increase (Decrease) from unit transactions	77,182,966	(8,109,999)	206,542	894,787
Net Increase (Decrease) in Net Assets	141,484,913	6,531,993	1,856,302	7,053,870
Net Assets:
Beginning of Year	112,612,853	106,080,860	85,029,203	77,975,333
End of Year	$254,097,766	$112,612,853	$86,885,505	$85,029,203

	Fidelity
	VIP Equity-Income Fund		VIP Contra Fund		VIP Asset Manager Fund		VIP Mid Cap Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,205,597	$6,708,553	$1,777,693	$3,048,910	$4,821,560	$1,551,508	$163,964	$(161,733)
Net realized gain (loss) on investments	28,242,847	31,980,449	152,150,120	52,304,823	2,540,200	(3,887)	4,275,576	3,110,191
Net unrealized appreciation (depreciation) of investments	(28,093,391)	5,558,908	(68,571,684)	(3,812,558)	4,519,212	3,474,978	2,448,774	(56,079)
Net Increase (Decrease) in net assets resulting from operations	3,355,053	44,247,910	85,356,129	51,541,175	11,880,972	5,022,599	6,888,314	2,892,379
From Unit Transactions:
Contributions	35,487,513	31,589,642	68,503,851	65,063,844	12,351,499	12,611,673	15,744,522	11,378,472
Withdrawals	(32,024,439)	(26,350,715)	(54,266,947)	(48,586,805)	(8,802,546)	(9,151,961)	(4,389,273)	(2,900,303)
Net transfers	(28,619,304)	23,910,037	(3,813,691)	(33,861,386)	664,252	(4,410,941)	19,902,743	12,426,683
Contract Fees	(124,847)	(127,243)	(80,937)	(79,442)	(65,299)	(70,384)	(2,151)	(1,013)
Net Increase (Decrease) from unit transactions	(25,281,077)	29,021,721	10,342,276	(17,463,789)	4,147,906	(1,021,613)	31,255,841	20,903,839
Net Increase (Decrease) in Net Assets	(21,926,024)	73,269,631	95,698,405	34,077,386	16,028,878	4,000,986	38,144,155	23,796,218
Net Assets:
Beginning of Year	293,158,040	219,888,409	515,969,634	481,892,248	81,288,655	77,287,669	42,953,690	19,157,472
End of Year	$271,232,016	$293,158,040	$611,668,039	$515,969,634	$97,317,533	$81,288,655	$81,097,845	$42,953,690

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	Vanguard				Oppenheimer
	Diversified Value Fund		International Fund		Main Street Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$472,309	$21,736	$572,279	$(9,788)	$20,423	$(3,856)
Net realized gain (loss) on investments	2,420,360	150,820	3,194,011	234,292	170,394	21,160
Net unrealized appreciation (depreciation) of investments	(1,879,058)	3,923,755	7,872,660	6,384,111	105,940	620,229
Net Increase (Decrease) in net assets resulting from operations	1,013,611	4,096,311	11,638,950	6,608,615	296,757	637,533
From Unit Transactions:
Contributions	16,743,412	6,191,252	35,819,570	16,066,802	3,107,207	1,698,731
Withdrawals	(6,243,209)	(2,376,981)	(8,820,457)	(2,004,809)	(860,894)	(348,539)
Net transfers	1,572,924	35,061,093	21,880,570	24,437,130	553,644	4,551,150
Contract Fees	(3,733)	(1,246)	(3,049)	(1,055)	(778)	(294)
Net Increase (Decrease) from unit transactions	12,069,394	38,874,118	48,876,634	38,498,068	2,799,179	5,901,048
Net Increase (Decrease) in Net Assets	13,083,005	42,970,429	60,515,584	45,106,683	3,095,936	6,538,581
Net Assets:
Beginning of Year	49,783,173	6,812,744	54,455,971	9,349,288	8,493,071	1,954,490
End of Year	$62,866,178	$49,783,173	$114,971,555	$54,455,971	$11,589,007	$8,493,071

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 35 distinct funds. Each invests in shares of one of 23 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement (together, these latter nine Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company Allocation Funds became available to Separate Account No. 2 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 2 as investment alternatives on July 1, 2005. The Investment Company International and Retirement Funds became available to Separate Account No. 2 as investment alternatives on November 5, 2007.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with U.S. generally accepted accounting principles:

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

New Accounting Pronouncement — In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of SFAS 157 is not expected to have a material impact on Separate Account No. 2's financial statement disclosures.

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2007 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	106,529,538	$1.21
All America Fund	156,188,982	1.86
Equity Index Fund	158,728,604	2.41
Mid-Cap Equity Index Fund	149,332,098	1.51
Mid Cap Value Fund	15,291,016	1.20
Small Cap Growth Fund	134,931,347	1.08
Small Cap Value Fund	128,002,248	1.06
Composite Fund	119,882,574	1.60
Bond Fund	85,253,773	1.27
Mid-Term Bond Fund	66,518,390	0.96
International Fund	517,608	0.95
Conservative Allocation Fund	13,383,748	1.03
Moderate Allocation Fund	64,773,164	1.14
Aggressive Allocation Fund	55,811,880	1.24
Retirement Income Fund	550,251	0.96
2010 Retirement Fund	965,445	0.94
2015 Retirement Fund	2,577,138	0.92
2020 Retirement Fund	2,769,236	0.91
2025 Retirement Fund	743,599	0.92
2030 Retirement Fund	1,253,159	0.92
2035 Retirement Fund	515,330	0.92
2040 Retirement Fund	455,396	0.91
2045 Retirement Fund	265,130	0.91
DWS Portfolios:
Bond Fund — Class "A"	6,678,713	6.98
Capital Growth Fund — Class "A"	13,865,284	20.41
International Fund — Class "A"	12,448,436	15.01

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

	Number of Shares	Net Asset Value
American Century VP Capital Appreciation Fund	15,874,072	$15.98
Calvert Social Balanced Portfolio	45,301,138	1.92
Fidelity Portfolios:
Equity-Income — "Initial" Class	11,346,975	23.91
Contrafund — "Initial" Class	21,924,114	27.90
Asset Manager Fund — "Initial" Class	5,873,516	16.57
Mid Cap — "Initial" Class	2,242,740	36.16
Vanguard Portfolios:
Diversified Value	3,846,429	16.33
International	4,820,429	23.84
Oppenheimer Main Street Fund/VA	452,448	25.61

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%. The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 1, 2005, the Total Separate Account Annual Expenses outlined above were reduced to 0.50% (0.25% for the American Century Capital Appreciation Fund and 0.40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants are issued Enhanced Units in the Separate Account. For the period July 1, 2005 through September 30, 2005, employers also had to make payments via Electronic Funds Transfer ("EFT") in order for participants to be eligible for the Enhanced Units.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 2 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $252,496,444. The enhanced unit participants received 34,083,301 enhanced units of the Small Cap Value Fund with a value of $39,928,131 and 36,530,887 enhanced units of the Small Cap Growth Fund with a value of $39,928,155. The standard unit participants received 74,029,264 standard units of the Small Cap Value Fund with a value of $86,320,091 and 79,345,334 standard units of the Small Cap Growth Fund with a value of $86,320,067. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by enhanced units were $3,766,393 immediately prior to the reorganization and $43,694,548 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by enhanced units were $4,804,560 immediately prior to the reorganization and $44,732,691 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by standard units were $9,592,771 immediately prior to the reorganization and $95,912,838 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by standard units were $16,036,790 immediately prior to the reorganization and $102,356,881 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 2 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The enhanced unit participants received 3,613,121 enhanced units of the Mid-Term Bond Fund with a value of $6,240,199, which corresponded to the net assets of the Short-Term Bond Fund represented by enhanced units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by enhanced units were $11,679,358 immediately prior to the reorganization and $17,919,557 immediately after the reorganization. The standard unit participants received 8,017,584 units of the Mid-Term Bond Fund with a value of $13,779,685, which corresponded to the net assets of the Short-Term Bond Fund represented by standard units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by standard units were $28,368,861 immediately prior to the reorganization and $42,148,546 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

Enhanced Units

	Investment Company
	Money Market Fund				All America Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$2.46	$2.36	$2.33		$9.99	$8.67	$8.21
Unit value, end of year/period	$2.58	$2.46	$2.36		$10.36	$9.99	$8.67
Units outstanding (000's), beginning of year/period	12,840	7,961	—		9,477	9,698	—
Units Issued (000's)	15,314	10,425	9,277		2,032	1,661	10,494
Units Redeemed (000's)	(8,445)	(5,546)	(1,316)		(1,949)	(1,882)	(796)
Units Outstanding (000's), end of year/period	19,709	12,840	7,961		9,560	9,477	9,698
Net Assets (000's)	$50,755	$31,641	$18,796		$99,077	$94,675	$84,115
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	5.09%	4.37%	2.16	%(D)	1.36%	1.41%	0.35	%(D)
Total Return (C)	4.51%	4.37%	1.46%		3.75%	15.17%	5.65%
	Investment Company
	Equity Index Fund				Mid-Cap Equity Index Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$3.45	$3.00	$2.84		$1.99	$1.82	$1.68
Unit value, end of year/period	$3.61	$3.45	$3.00		$2.14	$1.99	$1.82
Units outstanding (000's), beginning of year/period	35,097	33,563	—		30,654	32,488	—
Units Issued (000's)	11,091	8,779	36,361		14,498	11,386	37,125
Units Redeemed (000's)	(7,764)	(7,245)	(2,798)		(9,662)	(13,220)	(4,637)
Units Outstanding (000's), end of year/period	38,424	35,097	33,563		35,490	30,654	32,488
Net Assets (000's)	$138,587	$120,923	$100,539		$75,800	$61,060	$59,086
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.78%	1.87%	1.54	%(D)	1.48%	1.41%	1.39	%(D)
Total Return (C)	4.68%	15.02%	5.45%		7.20%	9.55%	8.08%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Mid Cap Value Fund				Small Cap Growth Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006		2005(1)
Unit value, beginning of year/period	$1.23	$1.07	$1.00		$1.21	$1.05		$1.00
Unit value, end of year/period	$1.23	$1.23	$1.07		$1.26	$1.21		$1.05
Units outstanding (000's), beginning of year/period	2,894	320	—		38,872	659		—
Units Issued (000's)	6,019	3,733	800		12,493	45,718	(E)	946
Units Redeemed (000's)	(4,351)	(1,159)	(480)		(9,200)	(7,505)		(287)
Units Outstanding (000's), end of year/period	4,562	2,894	320		42,165	38,872		659
Net Assets (000's)	$5,633	$3,561	$341		$52,948	$46,886		$693
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%		0.50%
Investment Income Ratio (B)	1.18%	2.27%	0.77	%(D)	0.00%	0.00%		0.00	%(D)
Total Return (C)	0.37%	15.35%	6.65%		4.15%	14.57%		5.24%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 36,530,887 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Small Cap Value Fund					Composite Fund
Selected Per Unit and	Years Ended December 31,					Years Ended December 31,
Supplementary Data:	2007	2006		2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$1.26	$1.07		$1.00		$6.10	$5.53	$5.38
Unit value, end of year/period	$1.20	$1.26		$1.07		$6.47	$6.10	$5.53
Units outstanding (000's), beginning of year/period	38,902	679		—		9,906	10,106	—
Units Issued (000's)	12,681	43,438	(F)	917		1,917	1,797	10,959
Units Redeemed (000's)	(11,125)	(5,215)		(238)		(1,834)	(1,997)	(853)
Units Outstanding (000's), end of year/period	40,458	38,902		679		9,989	9,906	10,106
Net Assets (000's)	$48,584	$48,918		$729		$64,637	$60,395	$55,883
Expense Ratio (A) .	0.50%	0.50%		0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.94%	1.81%		0.66	%(D)	2.81%	2.59%	2.47	%(D)
Total Return (C)	-4.46%	17.10%		7.34%		6.15%	10.24%	2.72%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(F)  Includes 34,083,301 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Bond Fund				Mid-Term Bond Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006		2005(1)
Unit value, beginning of year/period	$4.37	$4.19	$4.20		$1.75	$1.69		$1.70
Unit value, end of year/period	$4.60	$4.37	$4.19		$1.87	$1.75		$1.69
Units outstanding (000's), beginning of year/period	7,001	6,603	—		10,347	6,854		—
Units Issued (000's)	3,103	2,038	7,224		5,090	5,979	(F)	7,436
Units Redeemed (000's)	(1,639)	(1,640)	(621)		(2,815)	(2,486)		(582)
Units Outstanding (000's), end of year/period	8,465	7,001	6,603		12,622	10,347		6,854
Net Assets (000's)	$38,945	$30,572	$27,650		$23,608	$18,143		$11,589
Expense Ratio (A) .	0.50%	0.50%	0.50%		0.50%	0.50%		0.50%
Investment Income Ratio (B)	5.22%	4.71%	4.31	%(D)	4.11%	3.83%		3.20	%(D)
Total Return (C)	5.36%	4.27%	-0.22%		6.68%	3.70%		-0.60%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(F)  Includes 3,613,121 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
Selected Per Unit and Supplementary Data:	International Fund (3)	Retirement Income Fund (3)		2010 Retirement Fund (3)	2015 Retirement Fund (3)	2020 Retirement Fund (3)
Unit value beginning of period	$1.00	$1.00		$0.99	$0.98	$0.97
Unit value, end of period	$0.97	$1.00		$0.98	$0.97	$0.96
Units outstanding (000's), beginning of period	—	—		—	—	—
Units Issued (000's)	333	0	(G)	506	530	576
Units Redeemed (000's)	0	0		(38)	0	(35)
Units Outstanding (000's), end of period	333	0	(G)	468	530	541
Net Assets (000's)	$323	$—		$459	$514	$518
Expense Ratio (A)(1)	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)(D)	20.94%	42.99%		25.52%	25.52%	29.88%
Total Return (C)	-3.00%	0.00%		-0.76%	-1.25%	-1.62%
	Investment Company
Selected Per Unit and Supplementary Data:	2025 Retirement Fund (3)	2030 Retirement Fund (3)		2035 Retirement Fund (3)	2040 Retirement Fund (3)	2045 Retirement Fund (3)
Unit value beginning of period	$0.99	$0.99		$1.00	$0.99	$0.99
Unit value, end of period	$0.97	$0.97		$0.97	$0.96	$0.96
Units outstanding (000's), beginning of period	—	—		—	—	—
Units Issued (000's)	145	525		192	115	71
Units Redeemed (000's)	(8)	(55)		0	(5)	(8)
Units Outstanding (000's), end of period	137	470		192	110	63
Net Assets (000's)	$132	$455		$187	$106	$60
Expense Ratio (A)	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)(D)	24.20%	27.58%		20.20%	25.30%	26.02%
Total Return (C)	-2.03%	-2.29%		-2.61%	-2.76%	-2.87%

(3)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(G)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company
	Conservative Allocation Fund				Moderate Allocation Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$1.17	$1.10	$1.09		$1.34	$1.24	$1.20
Unit value, end of year/period	$1.24	$1.17	$1.10		$1.42	$1.34	$1.24
Units outstanding (000's), beginning of year/period	2,291	1,748	—		10,108	6,764	—
Units Issued (000's)	2,119	1,712	2,195		10,048	5,504	7,633
Units Redeemed (000's)	(932)	(1,169)	(447)		(3,008)	(2,160)	(869)
Units Outstanding(000's), end of year/period	3,478	2,291	1,748		17,148	10,108	6,764
Net Assets (000's)	$4,326	$2,692	$1,929		$24,356	$13,568	$8,356
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.58%	0.68%	3.16	%(D)	3.63%	21.71%	3.00	%(D)
Total Return (C)	5.89%	6.42%	1.21%		5.82%	8.65%	2.95%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Investment Company				DWS
	Aggressive Allocation Fund				Bond VIP Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$1.51	$1.36	$1.30		$17.98	$17.26	$17.30
Unit value, end of year/period	$1.59	$1.51	$1.36		$18.64	$17.98	$17.26
Units outstanding (000's), beginning of year/period	9,166	6,122	—		791	797	—
Units Issued (000's)	8,345	5,421	6,801		422	272	906
Units Redeemed (000's)	(2,754)	(2,377)	(679)		(230)	(278)	(109)
Units Outstanding (000's), end of year/period	14,757	9,166	6,122		983	791	797
Net Assets (000's)	$23,395	$13,841	$8,305		$18,325	$14,218	$13,750
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.96%	2.88%	2.15	%(D)	4.69%	3.78%	3.47	%(D)
Total Return (C)	4.99%	11.31%	4.68%		3.65%	4.19%	-0.25%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	DWS
	Capital Growth VIP Fund				International VIP Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$37.89	$35.09	$32.74		$23.45	$18.72	$16.12
Unit value, end of year/period	$42.44	$37.89	$35.09		$26.73	$23.45	$18.72
Units outstanding (000's), beginning of year/period	2,518	2,655	—		2,375	2,194	—
Units Issued (000's)	473	453	2,865		633	641	2,335
Units Redeemed (000's)	(511)	(590)	(210)		(424)	(460)	(141)
Units Outstanding (000's), end of year/period	2,480	2518	2,655		2,584	2,375	2,194
Net Assets (000's)	$105,271	$95,389	$93,144		$69,076	$55,695	$41,069
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.62%	0.57%	0.98	%(D)	2.39%	1.84%	1.62	%(D)
Total Return (C)	12.02%	7.98%	7.17%		14.01%	25.28%	16.12%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	American Century VP						Calvert
	Capital Appreciation Fund						Social Balanced Fund
Selected Per Unit and	Years Ended December 31,						Years Ended December 31,
Supplementary Data:	2007		2006		2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$19.13		$16.36		$14.08		$3.74	$3.45	$3.33
Unit value, end of year/period	$27.81		$19.13		$16.36		$3.82	$3.74	$3.45
Units outstanding (000's), beginning of year/period	1,927		1,883		—		5,497	4,985	—
Units Issued (000's)	2,124		1,151		2,102		2,116	1,656	5,308
Units Redeemed (000's)	(907)		(1,107)		(219)		(1,034)	(1,144)	(323)
Units Outstanding (000's), end of year/period	3,144		1,927		1,883		6,579	5,497	4,985
Net Assets (000's)	$87,446		$36,863		$30,808		$25,137	$20,545	$17,215
Expense Ratio (A)	0.25	%(E)	0.25	%(E)	0.25	%(E)	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.00%		0.00%		0.00	%(D)	2.45%	2.37%	1.86	%(D)
Total Return (C)	45.43%		16.92%		16.15%		2.24%	8.22%	3.77%
	Fidelity
	VIP Equity Income Fund						VIP II Contra Fund
Selected Per Unit and	Years Ended December 31,						Years Ended December 31,
Supplementary Data:	2007		2006		2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$48.45		$40.47		$37.81		$43.94	$39.49	$35.06
Unit value, end of year/period	$48.99		$48.45		$40.47		$51.46	$43.94	$39.49
Units outstanding (000's), beginning of year/period	1,914		1,641		—		3,589	3,462	—
Units Issued (000's)	641		607		1,796		1,286	1,016	3,679
Units Redeemed (000's)	(498)		(334)		(155)		(738)	(889)	(217)
Units Outstanding (000's), end of year/period	2,057		1,914		1,641		4,137	3,589	3,462
Net Assets (000's)	$100,799		$92,705		$66,431		$212,915	$157,724	$136,720
Expense Ratio (A)(E)	0.40%		0.40%		0.40%		0.40%	0.40%	0.40%
Investment Income Ratio (B)	1.75%		3.42%		1.61	%(D)	0.98%	1.29%	0.27	%(D)
Total Return (C)	1.12%		19.71%		7.02%		17.12%	11.27%	12.65%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Absent reimbursement by American Century and Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Fidelity
	VIP Asset Manager Fund				VIP Mid Cap Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$29.31	$27.42	$26.32		$39.33	$35.04	$30.58
Unit value, end of year/period	$33.72	$29.31	$27.42		$45.30	$39.33	$35.04
Units outstanding (000's), beginning of year/period	856	821	—		307	133	—
Units Issued (000's)	351	235	894		381	304	148
Units Redeemed (000's)	(186)	(200)	(73)		(124)	(130)	(15)
Units Outstanding (000's), end of year/period	1,021	856	821		564	307	133
Net Assets (000's)	$34,422	$25,130	$22,523		$25,543	$12,094	$4,677
Expense Ratio (A)(E)	0.40%	0.40%	0.40%		0.40%	0.40%	0.40%
Investment Income Ratio (B)	6.21%	2.65%	2.64	%(D)	0.95%	0.28%	0.00	%(D)
Total Return (C)	15.04%	6.89%	4.16%		15.16%	12.25%	14.58%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)   Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Vanguard
	Diversified Value Fund				International Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$16.95	$14.33	$13.98		$21.85	$17.33	$14.78
Unit value, end of year/period	$17.53	$16.95	$14.33		$25.53	$21.85	$17.33
Units outstanding (000's), beginning of year/period	721	120	—		669	110	—
Units Issued (000's)	925	746	128		1,060	641	112
Units Redeemed (000's)	(513)	(145)	(8)		(279)	(82)	(2)
Units Outstanding (000's), end of year/period	1,133	721	120		1,450	669	110
Net Assets (000's)	$19,869	$12,221	$1,718		$37,020	$14,615	$1,902
Expense Ratio (A)	0.50%	0.50%	0.50%		0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.58%	0.88%	0.00	%(D)	1.44%	0.75%	0.00	%(D)
Total Return (C)	3.41%	18.28%	2.53%		16.82%	26.11%	17.23%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Enhanced Units (Continued)

	Oppenheimer
	Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005(1)
Unit value, beginning of year/period	$24.87	$21.73	$20.46
Unit value, end of year/period	$25.84	$24.87	$21.73
Units outstanding (000's), beginning of year/period	100	25	—
Units Issued (000's)	150	103	30
Units Redeemed (000's)	(70)	(28)	(5)
Units Outstanding (000's), end of year/period	180	100	25
Net Assets (000's)	$4,651	$2,493	$548
Expense Ratio (A)	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.95%	0.69%	0.00	%(D)
Total Return (C)	3.90%	14.45%	6.23%

(1)  For the Period July 1, 2005 (Initial Offering Date of Units) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004		2003
Unit value, beginning of year	$2.45	$2.36	$2.31	$2.30		$2.30
Unit value, end of year	$2.55	$2.45	$2.36	$2.31		$2.30
Units outstanding (000's), beginning of year	23,613	17,051	23,380	24,188		26,791
Units Issued (000's)	26,037	19,075	10,464	10,032		13,445
Units Redeemed (000's)	(18,788)	(12,513)	(16,793)	(10,840)		(16,048)
Units Outstanding (000's), end of year	30,862	23,613	17,051	23,380		24,188
Net Assets (000's)	$78,681	$57,837	$40,176	$53,980		$55,625
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90	%(D)	0.90	%(D)
Investment Income Ratio (B)	5.09%	4.37%	2.16%	1.06%		0.98%
Total Return (C)	4.09%	3.95%	2.05%	0.40%		0.08%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004		2003
Unit value, beginning of year	$9.93	$8.66	$8.42	$7.85		$5.96
Unit value, end of year	$10.26	$9.93	$8.66	$8.42		$7.85
Units outstanding (000's), beginning of year	22,177	25,210	39,898	42,508		41,572
Units Issued (000's)	2,224	2,947	4,381	22,655		17,434
Units Redeemed (000's)	(5,763)	(5,980)	(19,069)	(25,265)		(16,498)
Units Outstanding (000's), end of year	18,638	22,177	25,210	39,898		42,508
Net Assets (000's)	$191,237	$220,192	$218,226	$335,998		$333,719
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%		0.90%
Investment Income Ratio (B)	1.36%	1.41%	0.35%	1.21%		0.84%
Total Return (C)	3.33%	14.71%	2.79%	7.27%		31.82%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$3.42	$2.99	$2.88	$2.62	$2.06
Unit value, end of year	$3.57	$3.42	$2.99	$2.88	$2.62
Units outstanding (000's), beginning of year	77,744	83,203	123,672	122,328	110,153
Units Issued (000's)	13,944	16,565	29,800	116,746	131,832
Units Redeemed (000's)	(23,166)	(22,024)	(70,269)	(115,402)	(119,657)
Units Outstanding (000's), end of year	68,522	77,744	83,203	123,672	122,328
Net Assets (000's)	$244,680	$266,254	$248,732	$355,954	$320,975
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.78%	1.87%	1.54%	1.84%	1.57%
Total Return (C)	4.27%	14.56%	3.87%	9.69%	27.16%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$1.98	$1.82	$1.63	$1.41	$1.05
Unit value, end of year	$2.11	$1.98	$1.82	$1.63	$1.41
Units outstanding (000's), beginning of year	77,066	92,517	113,661	91,187	64,271
Units Issued (000's)	27,766	26,329	56,846	112,429	134,122
Units Redeemed (000's)	(33,888)	(41,780)	(77,990)	(89,955)	(107,206)
Units Outstanding (000's), end of year	70,944	77,066	92,517	113,661	91,187
Net Assets (000's)	$150,015	$152,645	$167,921	$185,047	$128,837
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.48%	1.41%	1.39%	1.09%	1.02%
Total Return (C)	6.77%	9.12%	11.48%	15.23%	34.01%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	Mid Cap Value Fund				Small Cap Growth Fund
Selected Per Unit and	Years Ended December 31,				Years Ended December 31,
Supplementary Data:	2007	2006	2005(1)		2007	2006		2005(1)
Unit value, beginning of year/period	$1.22	$1.06	$1.00		$1.20	$1.05		$1.00
Unit value, end of year/period	$1.22	$1.22	$1.06		$1.24	$1.20		$1.05
Units outstanding (000's), beginning of year/period	8,145	1,641	—		84,420	2,252		—
Units Issued (000's)	13,679	11,101	2,938		18,109	102,375	(E)	3,946
Units Redeemed (000's)	(11,462)	(4,597)	(1,297)		(27,643)	(20,207)		(1,694)
Units Outstanding (000's), end of year/period	10,362	8,145	1,641		74,886	84,420		2,252
Net Assets (000's)	$12,667	$9,959	$1,746		$93,100	$101,154		$2,365
Expense Ratio (A)	0.90%	0.90%	0.90%		0.90%	0.90%		0.90%
Investment Income Ratio (B)	1.18%	2.27%	0.77	%(D)	0.00%	0.00%		0.00	%(D)
Total Return (C)	-0.03%	14.89%	6.43%		3.73%	14.11%		5.03%

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006		2005(1)
Unit value, beginning of year/period	$1.25	$1.07		$1.00
Unit value, end of year/period	$1.19	$1.25		$1.07
Units outstanding (000's), beginning of year/period	87,617	3,011		—
Units Issued (000's)	18,376	101,009	(F)	5,569
Units Redeemed (000's)	(32,626)	(16,403)		(2,558)
Units Outstanding (000's), end of year/period	73,367	87,617		3,011
Net Assets (000's)	$87,227	$109,455		$3,225
Expense Ratio (A)	0.90%	0.90%		0.90%
Investment Income Ratio (B)	0.94%	1.81%		0.66	%(D)
Total Return (C)	-4.85%	16.63%		7.13%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 79,345,334 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(F)  Includes 74,029,264 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$6.06	$5.52	$5.51	$5.23	$4.46
Unit value, end of year	$6.41	$6.06	$5.52	$5.51	$5.23
Units outstanding (000's), beginning of year	23,215	26,925	41,312	43,988	45,392
Units Issued (000's)	2,159	2,469	3,078	4,927	5,455
Units Redeemed (000's)	(5,397)	(6,179)	(17,465)	(7,603)	(6,859)
Units Outstanding (000's), end of year	19,977	23,215	26,925	41,312	43,988
Net Assets (000's)	$127,980	$140,666	$148,585	$227,813	$230,137
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.81%	2.59%	2.47%	2.45%	2.60%
Total Return (C)	5.72%	9.81%	0.07%	5.40%	17.18%
	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$4.34	$4.18	$4.14	$3.99	$3.78
Unit value, end of year	$4.55	$4.34	$4.18	$4.14	$3.99
Units outstanding (000's), beginning of year	14,873	15,921	23,114	22,484	22,509
Units Issued (000's)	4,767	3,753	5,399	10,135	13,116
Units Redeemed (000's)	(4,482)	(4,801)	(12,592)	(9,505)	(13,141)
Units Outstanding (000's), end of year	15,158	14,873	15,921	23,114	22,484
Net Assets (000's)	$69,036	$64,549	$66,533	$95,743	$89,822
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	5.22%	4.71%	4.31%	4.51%	5.03%
Total Return (C)	4.94%	3.85%	0.89%	3.68%	5.78%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

Investment Company Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$1.74	$1.69	$1.69	$1.67	$1.64
Unit value, end of year	$1.85	$1.74	$1.69	$1.69	$1.67
Units outstanding (000's), beginning of year	23,736	18,086	25,887	30,102	39,713
Units Issued (000's)	5,989	12,839	(E)	5,875	11,988	21,886
Units Redeemed (000's)	(7,936)	(7,189)	(13,676)	(16,203)	(31,497)
Units Outstanding (000's), end of year	21,789	23,736	18,086	25,887	30,102
Net Assets (000's)	$40,346	$41,363	$30,517	$43,729	$50,168
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.11%	3.83%	3.20%	3.11%	3.00%
Total Return (C)	6.25%	3.28%	-0.11%	1.36%	1.85%
Investment Company Conservative Allocation Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003(2)
Unit value, beginning of year/period	$1.17	$1.10	$1.09	$1.05	$1.05
Unit value, end of year/period	$1.23	$1.17	$1.10	$1.09	$1.05
Units outstanding (000's), beginning of year/period	5,517	5,902	5,808	2,009	—
Units Issued (000's)	4,884	3,242	4,769	9,554	3,737
Units Redeemed (000's)	(2,680)	(3,627)	(4,675)	(5,755)	(1,728)
Units Outstanding (000's), end of year/period	7,721	5,517	5,902	5,808	2,009
Net Assets (000's)	$9,508	$6,441	$6,501	$6,311	$2,104
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.58%	0.68%	3.16%	4.58%	7.90	%(D)
Total Return (C)	5.47%	6.00%	1.38%	3.75%	4.73%

(2)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Includes 8,017,584 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003(2)
Unit value, beginning of year/period	$1.33	$1.23	$1.19	$1.11	$1.05
Unit value, end of year/period	$1.41	$1.33	$1.23	$1.19	$1.11
Units outstanding (000's), beginning of year/period	31,037	26,143	23,490	9,849	—
Units Issued (000's)	17,053	13,434	17,568	41,380	13,383
Units Redeemed (000's)	(12,850)	(8,540)	(14,915)	(27,739)	(3,534)
Units Outstanding (000's), end of year/period	35,240	31,037	26,143	23,490	9,849
Net Assets (000's)	$49,554	$41,408	$32,230	$28,005	$10,943
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.63%	21.71%	3.00%	3.84%	8.47	%(D)
Total Return (C)	5.40%	8.22%	3.41%	7.30%	11.11%
	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003(2)
Unit value, beginning of year/period	$1.50	$1.35	$1.29	$1.19	$1.05
Unit value, end of year/period	$1.57	$1.50	$1.35	$1.29	$1.19
Units outstanding (000's), beginning of year/period	23,483	17,772	15,564	6,511	—
Units Issued (000's)	15,955	12,227	14,417	20,170	9,770
Units Redeemed (000's)	(10,085)	(6,516)	(12,209)	(11,117)	(3,259)
Units Outstanding (000's), end of year/period	29,353	23,483	17,772	15,564	6,511
Net Assets (000's)	$46,071	$35,246	$24,060	$20,100	$7,722
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.96%	2.88%	2.15%	2.95%	6.02	%(D)
Total Return (C)	4.57%	10.87%	4.83%	8.89%	18.61%

(2)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

For the Year Ended December 31, 2007

	Investment Company
Selected Per Unit and Supplementary Data:	International Fund(3)	Retirement Income Fund(3)	2010 Retirement Fund(3)	2015 Retirement Fund(3)	2020 Retirement Fund(3)
Unit value beginning of period	$1.00	$1.00	$0.99	$0.98	$0.97
Unit value, end of period	$0.97	$1.00	$0.98	$0.97	$0.96
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	202	591	822	2,306	2,263
Units Redeemed (000's)	(5)	(61)	(373)	(189)	(120)
Units Outstanding (000's), end of period	197	530	449	2,117	2,143
Net Assets (000's)	$191	$530	$440	$2,051	$2,053
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(D)	20.94%	42.99%	25.52%	25.52%	29.88%
Total Return (C)	-3.06%	-0.07%	-0.82%	-1.31%	-1.68%
	Investment Company
Selected Per Unit and Supplementary Data:	2025 Retirement Fund(3)	2030 Retirement Fund(3)	2035 Retirement Fund(3)	2040 Retirement Fund(3)	2045 Retirement Fund(3)
Unit value beginning of period	$0.99	$0.99	$1.00	$0.99	$0.99
Unit value, end of period	$0.97	$0.97	$0.97	$0.96	$0.96
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	660	816	379	336	275
Units Redeemed (000's)	(9)	(76)	(35)	(13)	(39)
Units Outstanding (000's), end of period	651	740	344	323	236
Net Assets (000's)	$628	$716	$334	$311	$226
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(D)	24.20%	27.58%	20.20%	25.30%	26.02%
Total Return (C)	-2.09%	-2.35%	-2.67%	-2.82%	-2.93%

(3)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$17.87	$17.22	$16.94	$16.22	$15.58
Unit value, end of year	$18.45	$17.87	$17.22	$16.94	$16.22
Units outstanding (000's), beginning of year	1,648	1,873	2,634	2,539	2,660
Units Issued (000's)	416	442	902	1,124	1,046
Units Redeemed (000's)	(531)	(667)	(1,663)	(1,029)	(1,167)
Units Outstanding (000's), end of year	1,533	1,648	1,873	2,634	2,539
Net Assets (000's)	$28,278	$29,458	$32,261	$44,626	$41,192
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.69%	3.78%	3.47%	3.74%	4.10%
Total Return (C)	3.23%	3.77%	1.68%	4.43%	4.11%
	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$37.66	$35.02	$32.43	$30.30	$24.10
Unit value, end of year	$42.02	$37.66	$35.02	$32.43	$30.30
Units outstanding (000's), beginning of year	5,086	6,056	9,381	10,133	9,954
Units Issued (000's)	467	620	1,016	1,667	3,244
Units Redeemed (000's)	(1,327)	(1,590)	(4,341)	(2,419)	(3,065)
Units Outstanding (000's), end of year	4,226	5,086	6,056	9,381	10,133
Net Assets (000's)	$177,582	$191,573	$212,076	$304,222	$307,089
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.62%	0.57%	0.98%	0.55%	0.42%
Total Return (C)	11.57%	7.56%	7.98%	7.02%	25.75%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$23.31	$18.68	$16.23	$14.05	$11.10
Unit value, end of year	$26.47	$23.31	$18.68	$16.23	$14.05
Units outstanding (000's), beginning of year	4,862	4,923	7,135	7,014	7,089
Units Issued (000's)	858	1,143	1,377	1,731	3,476
Units Redeemed (000's)	(1,271)	(1,204)	(3,589)	(1,610)	(3,551)
Units Outstanding (000's), end of year	4,449	4,862	4,923	7,135	7,014
Net Assets (000's)	$117,763	$113,310	$91,968	$115,763	$98,539
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.39%	1.84%	1.62%	1.29%	0.76%
Total Return (C)	13.55%	24.78%	15.13%	15.48%	26.60%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$19.01	$16.32	$13.46	$12.59	$10.52
Unit value, end of year	$27.54	$19.01	$16.32	$13.46	$12.59
Units outstanding (000's), beginning of year	3,985	4,611	4,831	5,419	5,416
Units Issued (000's)	4,898	2,816	3,195	1,886	2,198
Units Redeemed (000's)	(2,831)	(3,442)	(3,415)	(2,474)	(2,195)
Units Outstanding (000's), end of year	6,052	3,985	4,611	4,831	5,419
Net Assets (000's)	$166,652	$75,750	$75,273	$65,033	$68,250
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Return (C)	44.85%	16.46%	21.27%	6.88%	19.69%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$3.71	$3.45	$3.29	$3.07	$2.59
Unit value, end of year	$3.78	$3.71	$3.45	$3.29	$3.07
Units outstanding (000's), beginning of year	17,358	17,631	21,476	19,878	17,942
Units Issued (000's)	3,028	3,529	4,808	5,036	5,049
Units Redeemed (000's)	(4,062)	(3,802)	(8,653)	(3,438)	(3,113)
Units Outstanding (000's), end of year	16,324	17,358	17,631	21,476	19,878
Net Assets (000's)	$61,749	$64,484	$60,759	$70,690	$60,988
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.45%	2.37%	1.86%	1.78%	2.05%
Total Return (C)	1.83%	7.79%	4.70%	7.28%	18.25%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$48.16	$40.39	$38.46	$34.76	$26.89
Unit value, end of year	$48.50	$48.16	$40.39	$38.46	$34.76
Units outstanding (000's), beginning of year	4,162	3,800	5,557	5,113	4,437
Units Issued (000's)	840	1,392	1,103	1,886	2,757
Units Redeemed (000's)	(1,488)	(1,030)	(2,860)	(1,442)	(2,081)
Units Outstanding (000's), end of year	3,514	4,162	3,800	5,557	5,113
Net Assets (000's)	$170,433	$200,453	$153,457	$213,695	$177,743
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.75%	3.42%	1.61%	1.48%	1.68%
Total Return (C)	0.72%	19.24%	5.02%	10.64%	29.29%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$43.68	$39.41	$33.97	$29.66	$23.27
Unit value, end of year	$50.95	$43.68	$39.41	$33.97	$29.66
Units outstanding (000's), beginning of year	8,202	8,758	10,971	9,496	8,844
Units Issued (000's)	1,916	2,155	3,441	6,111	8,143
Units Redeemed (000's)	(2,292)	(2,711)	(5,654)	(4,636)	(7,491)
Units Outstanding (000's), end of year	7,826	8,202	8,758	10,971	9,496
Net Assets (000's)	$398,753	$358,246	$345,172	$372,753	$281,628
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.98%	1.29%	0.27%	0.32%	0.44%
Total Return (C)	16.65%	10.83%	16.01%	14.55%	27.44%
	Fidelity VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2007	2006	2005	2004	2003
Unit value, beginning of year	$29.13	$27.37	$26.51	$25.34	$21.65
Unit value, end of year	$33.38	$29.13	$27.37	$26.51	$25.34
Units outstanding (000's), beginning of year	1,929	2,001	2,840	2,739	2,288
Units Issued (000's)	477	435	547	709	1,061
Units Redeemed (000's)	(522)	(507)	(1,386)	(608)	(610)
Units Outstanding (000's), end of year	1,884	1,929	2,001	2,840	2,739
Net Assets (000's)	$62,896	$56,159	$54,764	$75,306	$69,412
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	6.21%	2.65%	2.64%	2.62%	3.27%
Total Return (C)	14.58%	6.46%	3.21%	4.63%	17.03%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)   This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units (Continued)

	Fidelity VIP						Vanguard
	Mid Cap Fund						Diversified Value Fund
Selected Per Unit and	Years Ended December 31,						Years Ended December 31,
Supplementary Data:	2007		2006		2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$39.10		$34.97		$30.58		$16.85	$14.31	$13.98
Unit value, end of year/period	$44.84		$39.10		$34.97		$17.36	$16.85	$14.31
Units outstanding (000's), beginning of year/period	789		414		—		2,229	356	—
Units Issued (000's)	876		1,017		517		1,984	2,533	485
Units Redeemed (000's)	(426)		(642)		(103)		(1,736)	(660)	(129)
Units Outstanding (000's), end of year/period	1,239		789		414		2,477	2,229	356
Net Assets (000's)	$55,555		$30,860		$14,480		$42,997	$37,556	$5,094
Expense Ratio (A)	0.80	%(E)	0.80	%(E)	0.80	%(E)	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.95%		0.28%		0.00	%(D)	1.58%	0.88%	0.00	%(D)
Total Return (C)	14.70%		11.80%		14.35%		3.00%	17.81%	2.33%
	Vanguard						Oppenheimer
	International Fund						Main Street Fund
Selected Per Unit and	Years Ended December 31,						Years Ended December 31,
Supplementary Data:	2007		2006		2005(1)		2007	2006	2005(1)
Unit value, beginning of year/period	$21.72		$17.29		$14.78		$24.73	$21.69	$20.46
Unit value, end of year/period	$25.27		$21.72		$17.29		$25.59	$24.73	$21.69
Units outstanding (000's), beginning of year/period	1,834		431		—		243	65	—
Units Issued (000's)	2,234		1,821		487		195	260	104
Units Redeemed (000's)	(984)		(418)		(56)		(167)	(82)	(39)
Units Outstanding (000's), end of year/period	3,084		1,834		431		271	243	65
Net Assets (000's)	$77,952		$39,841		$7,447		$6,938	$6,000	$1,406
Expense Ratio (A)	0.90%		0.90%		0.90%		0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.44%		0.75%		0.00	%(D)	0.95%	0.69%	0.00	%(D)
Total Return (C)	16.35%		25.61%		16.99%		3.48%	13.99%	6.02%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized

(E)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.90%.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2007, 2006 and 2005

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, or the results of their operations or their cash flows for each of the years in the three-year period ended December 31, 2007.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 13, 2008

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2007 and 2006

	2007	2006
ASSETS
General account assets
Bonds and notes	$5,514,712,662	$5,365,208,600
Common stocks	325,383,364	401,021,320
Preferred stocks	7,163,291	7,163,291
Cash and short-term investments	66,065,250	113,227,966
Guaranteed funds transferable	51,774,996	57,842,486
Mortgage loans	3,075,715	3,443,152
Real estate	275,379,579	283,833,261
Policy loans	102,131,750	98,149,710
Other invested assets	—	100,000
Investment income accrued	64,443,572	64,812,672
Deferred federal income taxes	13,698,384	7,435,380
Other assets	17,466,112	16,655,756
Total general account assets	6,441,294,675	6,418,893,594
Separate account assets	6,579,989,606	6,022,771,815
TOTAL ASSETS	$13,021,284,281	$12,441,665,409
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,331,500,245	$5,277,917,812
Other contract holders liabilities and reserves	8,409,051	9,506,267
Interest maintenance reserve	82,413,954	112,197,112
Other liabilities	102,944,018	112,754,453
Total general account liabilities before asset valuation reserve	5,525,267,268	5,512,375,644
Separate account reserves and other liabilities	6,579,989,606	6,022,771,815
Total liabilities before asset valuation reserve	12,105,256,874	11,535,147,459
Asset valuation reserve	84,517,716	94,579,695
Total liabilities	12,189,774,590	11,629,727,154
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	830,359,691	810,788,255
Total surplus	831,509,691	811,938,255
TOTAL LIABILITIES AND SURPLUS	$13,021,284,281	$12,441,665,409

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2007, 2006 and 2005

	2007	2006	2005
INCOME
Premium and annuity considerations	$1,388,429,818	$1,267,341,384	$1,151,984,261
Life and disability insurance premiums	16,939,229	17,442,717	18,419,557
Total considerations and premiums	1,405,369,047	1,284,784,101	1,170,403,818
Separate account investment and administrative fees	50,479,843	45,150,817	45,118,245
Net investment income	350,264,388	367,625,786	508,724,155
Other, net	4,121,750	4,298,318	2,843,312
Total income	1,810,235,028	1,701,859,022	1,727,089,530
DEDUCTIONS
Change in insurance and annuity reserves	184,126,912	95,459,771	133,508,240
Annuity and surrender benefits	1,431,164,803	1,391,263,161	1,235,468,526
Death and disability benefits	12,811,980	12,069,162	14,171,244
Operating expenses	196,653,808	188,642,245	213,296,134
Total deductions	1,824,757,503	1,687,434,339	1,596,444,144
Net (loss) gain before dividends	(14,522,475)	14,424,683	130,645,386
Dividends to contractholders and policyholders	(1,310,925)	(202,507)	(179,428)
Net (loss) gain from operations	(15,833,400)	14,222,176	130,465,958
Federal income tax benefit (expense)	1,298,641	(284,673)	836,776
Net realized capital gains (losses)	22,069,673	3,221,587	(14,081,896)
Net income	7,534,914	17,159,090	117,220,838
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	10,061,979	(18,823,645)	95,725
Unrealized capital (losses) gains, net	(14,768,472)	29,230,913	32,151,236
Non-admitted assets and other, net	11,503,665	(7,614,061)	(9,936,061)
Net deferred income tax asset	5,255,250	(7,007,630)	(14,419,859)
Change in reserve valuation basis	(15,900)	(2,834,816)	—
Net change in surplus	19,571,436	10,109,851	125,111,879
SURPLUS
Beginning of year	811,938,255	801,828,404	676,716,525
End of year	$831,509,691	$811,938,255	$801,828,404

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2007, 2006 and 2005

	2007	2006	2005
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,404,842,627	$1,288,295,823	$1,174,826,067
Net investment income	301,076,274	305,633,464	502,853,802
Separate account investment and administrative fees	54,400,315	46,828,146	42,291,188
Benefit payments	(1,476,687,659)	(1,439,729,961)	(1,316,499,483)
Net transfers from (to) separate accounts	(67,386,237)	4,871,958	(24,350,648)
Investment and operating expenses paid	(197,366,380)	(179,111,987)	(179,008,119)
Dividends paid to policyholders	(336,977)	(91,613)	(101,234)
Net cash from operations	18,541,963	26,695,830	200,011,573
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	1,619,533,733	1,143,390,971	1,422,505,675
Common stock	302,576,844	142,073,862	497,647,525
Mortgage loans	367,437	338,373	5,718,855
Other invested assets	6,167,490	10,649,394	196,811,826
Other	(6,923,390)	1,000,815	11,609,890
Total	1,921,722,114	1,297,453,415	2,134,293,771
Cost of investments acquired:
Bonds	(1,732,575,972)	(955,243,573)	(1,438,141,942)
Common stock	(189,319,590)	(146,740,728)	(441,621,560)
Real estate	(415,396)	(6,966,416)	(7,128,735)
Other invested assets	—	—	(191,906,021)
Other	228,655	38,463	—
Total	(1,922,082,303)	(1,108,912,254)	(2,078,798,258)
Net change in policy loans	(3,982,594)	(2,384,070)	3,574,626
Net cash from investments	(4,342,783)	186,157,091	59,070,139
CASH FLOWS FROM FINANCING AND OTHER SOURCES:
Net withdrawals on deposit-type contracts	(67,663,046)	(138,885,389)	(277,605,332)
Other cash applied	6,301,150	16,930,994	12,772,067
Net cash applied from financing and others sources	(61,361,896)	(121,954,395)	(264,833,265)
Net change in cash, cash equivalents and short term investments	(47,162,716)	90,898,526	(5,751,553)
CASH, CASH EQUIVALENTS AND SHORT TERM INVESTMENTS:
Beginning of year	113,227,966	22,329,440	28,080,993
End of year	$66,065,250	$113,227,966	$22,329,440

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2007, 2006 and 2005

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2007, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments with maturities of one month or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market values provided by the NAIC when available. If quoted market prices are unavailable, fair value is provided by an independent pricing organization. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If a credit-related impairment is determined to be other than temporary, a direct write down is recorded as a realized capital loss and a new cost basis for the bond is established.

Common and Preferred Stocks — At December 31, 2007 and 2006, common stocks include $73.7 million and $157.0 million, respectively, invested in the Mutual of America Institutional Funds, a series of mutual funds for institutional investors and, $247.5 million and $239.7 million, respectively, invested in Mid-Cap and Large-Cap equity securities. The $247.5 million at December 31, 2007 consists of $119.1 million invested in actively managed Mid-Cap Growth and Mid-Cap Value equity securities and $128.4 million invested in actively managed Large-Cap equity securities. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

Losses that are considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the market value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments. Preferred stock is carried at cost.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. At December 31, 2006 a $1.5 million unrealized loss was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2007 and 2005.

Other Invested Assets — Other invested assets consisted of an investment in a limited partnership. During 2007, the Company disposed of its interest in the limited partnership. At December 31, 2006 the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

Company recorded an other than temporary impairment loss of approximately $3.5 million, which includes the recognition of a $1.1 million unrealized loss established in prior years, and established a new cost basis for this investment. This loss is included as a component of net realized capital gains in 2006 in the accompanying consolidated statutory statements of operations and surplus. No losses were recorded on this investment in 2005.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2007, 2006 and 2005.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $114.9 million, $106.3 million and $97.7 million at December 31, 2007, 2006 and 2005, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.0 billion at both December 31, 2007 and 2006, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates, which, during 2007 and 2006, averaged 3.96% and 3.69%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.9 billion and $3.7 billion at December 31, 2007 and 2006, respectively are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion at December 31, 2007 and 2006, are accumulated at various guaranteed interest rates, which during 2007 and 2006 averaged 7.09% and 5.84%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2007, 2006 and 2005, such charges were equal to approximately .79%, .79% and .88%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $6.6 billion and $6.0 billion at December 31, 2007 and 2006, respectively, are subject to discretionary withdrawal at market value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

1. Summary of Significant Accounting Policies (Continued)

Certain prior year amounts amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2007 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2007 and 2006 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		NAIC Market
December 31, 2007 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,343.5	$20.0	$17.3	$2,346.2
Commercial mortgage-backed securities	16.3	.4	—	16.6
Other asset-backed securities	22.6	—	.3	22.4
Total	$2,382.4	$20.4	$17.6	$2,385.2
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	280.4	4.8	.6	284.6
Obligations of states and political subdivisions	17.5	2.8	—	20.3
Debt securities issued by foreign governments	36.7	2.6	—	39.3
Corporate securities	2,844.1	37.3	41.1	2,840.3
Total	$5,561.1	$67.9	$59.3	$5,569.7
	Statement	Gross Unrealized		NAIC Market
December 31, 2006 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,374.7	$7.0	$41.1	$2,340.6
Commercial mortgage-backed securities	29.6	.4	—	30.0
Other asset-backed securities	83.0	.1	.6	82.5
Total	$2,487.3	$7.5	$41.7	$2,453.1
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	635.4	2.5	9.8	628.1
Obligations of states and political subdivisions	16.3	2.4	—	18.7
Debt securities issued by foreign governments	38.6	1.4	—	40.0
Corporate securities	2,291.3	31.9	33.8	2,289.4
Total	$5,468.9	$45.7	$85.3	$5,429.3

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

2. Investments (Continued)

The Company does not have any exposure to sub-prime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. The Company does have investments in publicly traded bonds and common stock of financial institutions. These financial institutions may have investments with subprime exposure. The book value of the Company's bond and common stock investments in financial institutions totaled $257.3 million and $18.3 million, respectively, at December 31, 2007 and market values of these securities at December 31, 2007 were $244.8 million and $14.9 million, respectively.

Short-term fixed maturity securities with a statement value and NAIC market value of $46.4 million and $103.7 million at December 31, 2007 and 2006, respectively, are included in the above tables. At both December 31, 2007 and 2006, the Company had $3.3 million and $3.0 million (par value $3.3 million and $3.0 million, respectively) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2007 and 2006, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2007	2006	Change
Equity securities (common and preferred stock)	$9.7	$24.5	$(14.8)
Bonds and notes	—	—	—
Guaranteed funds transferable	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$8.2	$23.0	$(14.8)

The unrealized appreciation related to the Company's common equity portfolio decreased by $14.8 million and increased by $29.3 million during 2007 and 2006, respectively, as shown above. The net unrealized appreciation of $9.7 million and $24.5 million for equity securities at December 31, 2007 and 2006, respectively, consists of $32.2 million and $31.4 million of gross unrealized gains and $22.5 million and $6.4 million of gross unrealized losses, of which $8.6 million and $6.9 million of the unrealized losses is greater than twelve months old.

The following is an analysis of the fair values and gross unrealized losses by fixed maturity category and length of time the securities have been in a continuous unrealized loss position. All of these unrealized losses arise from changes in the relative level of interest rates and, if the securities were sold, the realized loss would be recorded as a component of the Interest Maintenance Reserve (IMR). The tables that follow

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

2. Investments (Continued)

exclude $3.1 billion and $1.7 billion at December 31, 2007 and 2006, respectively, of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	NAIC Value	Unrealized Losses	Number of Issues	NAIC Value	Unrealized Losses	Number of Issues
December 31, 2007 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$—	$—	—	$157.2	$4.0	19
Commercial mortgage-backed securities	5.8	—	2	14.8	.3	4
Other asset-backed securities	—	—	—	—	—	—
Total	$5.8	$—	2	$172.0	$4.3	23
U.S. Treasury securities and obligations of U. S. Government corporations and Agencies	153.6	.4	13	681.4	13.0	87
Obligations of states and political subdivisions	—	—	—	49.1	.6	8
Corporate Securities	455.4	14.5	26	927.7	26.6	82
Total	$614.8	$14.9	41	$1,830.2	$44.5	200
	Twelve Months or Less			Twelve Months or Greater
	NAIC Value	Unrealized Losses	Number of Issues	NAIC Value	Unrealized Losses	Number of Issues
December 31, 2006 ($ in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$93.6	$.7	11	$493.9	$12.5	50
Commercial mortgage-backed securities	43.7	.2	9	21.2	.4	3
Other asset-backed securities	1.8	—	2	—	—	—
Total	$139.1	$.9	22	$515.1	$12.9	53
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	179.0	.8	27	940.4	27.0	104
Obligations of states and political subdivisions	157.6	.7	7	336.1	9.2	31
Corporate Securities	583.9	10.3	43	846.2	23.5	87
Total	$1,059.6	$12.7	99	$2,637.8	$72.6	275

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

2. Investments (Continued)

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2007, 2006 and 2005, were as follows:

December 31 (in millions)	2007	2006	2005
Bonds and notes	$—	$.1	$(12.8)
Equity securities (common and preferred stock)	22.1	6.6	(1.3)
Other invested assets	—	(3.5)	—
Net realized capital gains (losses)	$22.1	$3.2	$(14.1)

The $22.1 million of net realized capital gains in 2007 related to equity securities includes approximately $1.2 million of gain related to the partial sale of Mutual of America's seed money investment in the Mutual of America Institutional funds and $22.7 million of gain related to its actively managed Large-Cap and Mid-Cap portfolios. The 2007 net realized capital gain amount for equity securities also includes $1.8 million of other than temporary impairment losses related to the Company's investments in certain Large-Cap and Mid-Cap securities and one of its seed money investments in the Mutual of America Institutional Funds.

The $6.6 million of realized capital gains in 2006 related to equity securities includes approximately $8.8 million of gain resulting primarily from the sale of that portion of the Company's common stock portfolio that mirrored the S&P 500 index to a portfolio that is now invested in actively managed Large-Cap stocks. The 2006 net realized capital gain amount for equity securities also includes other than temporary impairment losses of $2.2 million, primarily related to the Company's investment in one of the Mutual of America Institutional Funds. The 2006 net loss for other invested assets consists of an other than temporary impairment loss related to a limited partnership investment.

The 2005 net realized capital losses related to bonds and notes shown above arose primarily from the sale of previously defaulted securities during the year. Since the majority of the 2005 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. The $1.3 million of net realized capital losses in 2005 related to equity securities includes $16.7 million of losses resulting primarily from a planned change in the composition of the Company's common stock investments from a portfolio based solely on replicating the S&P 500 index to a portfolio that now consists of approximately $100.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value stocks and $109.4 million invested in a portfolio that mirrors the S&P 500 index. The 2005 net loss also includes $15.4 million of realized capital gains resulting from the sale of 3,535,949 million shares of Manulife Financial Corporation during the fourth quarter as discussed in Note 3. No other than temporary impairment losses were recognized in 2005.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

2. Investments (Continued)

2007, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2007 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$639.0	$638.2
Due after one year through five years	1,771.3	1,770.5
Due after five years through ten years	1,434.9	1,437.2
Due after ten years	1,669.5	1,677.4
Total	$5,514.7	$5,523.3

Realized Investment Gains — Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $23.3 million, $3.8 million and $9.3 million of net losses being accumulated in the IMR in 2007, 2006 and 2005, respectively, as follows:

December 31 (in millions)	2007	2006	2005
Fixed maturity securities
Proceeds	$1,635.9	$1,148.8	$1,433.4
Gross realized gains	1.9	3.4	2.8
Gross realized losses	(25.2)	(7.2)	(12.1)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2007, 2006 and 2005, $6.5 million, $13.3 million and $19.3 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $22.1 million, and $8.8 million of net gains and $1.3 million of net losses in 2007, 2006 and 2005, respectively, being recognized in net income as follows:

December 31 (in millions)	2007	2006	2005
Equity securities
Proceeds	$267.6	$145.3	$492.2
Gross realized gains	26.3	8.9	46.7
Gross realized losses	(4.2)	(.1)	(48.0)

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $51.8 million and $57.8 million at December 31, 2007 and 2006, respectively. The actual interest and other allocated investment earnings,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

3. Guaranteed Funds Transferable (Continued)

related to this contract amounted to $3.2 million, $28.9 million and $171.7 million in 2007, 2006 and 2005, respectively, and are included in net investment income. The 2006 amount includes $25.0 million recognized as a result of a decrease in the entire deferred income liability during the year.

During 2005, the Company was involved in a lawsuit against Hancock, seeking consideration distributed upon Hancock's reorganization as a stock life insurer in 2000. On September 26, 2005, the Court issued a final order declaring that Mutual of America was eligible to receive financial consideration in conjunction with Hancock's reorganization. Such financial consideration consisted of 3,535,949 common shares of Manulife Financial Corporation (parent company of Hancock) and cash dividends accumulated on the stock since 2000, that had been held in trust pending the Court's final decision. Net investment income in 2005 includes a special one-time dividend of approximately $166.9 million, net of a deferred income liability. All of these shares were sold during the fourth quarter of 2005, resulting in $15.4 million of realized capital gains.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $7.4 million and $7.5 million in 2007 and 2006, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 20 years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

5. Pension Plan and Postretirement Benefits (Continued)

The components of net periodic benefit costs as calculated in the January 1, 2007 and 2006 plan valuations are as follows:

	Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005
Service cost	$10.6	$10.0	$10.1	$1.5	$1.4	$1.3
Interest cost on Projected Benefit Obligation (PBO)	13.2	12.0	12.6	1.2	2.3	2.1
Expected return on plan assets	(20.0)	(19.8)	(17.2)	—	—	—
Prior services costs	—	—	—	(.1)	(.2)	(.1)
Amortization of unrecognized net loss (gain)	8.7	9.2	10.2	(2.6)	.8	.7
Settlement (gain) loss	—	(.3)	4.8	—	—	—
Net benefit expense	$12.5	$11.1	$20.5	$—	$4.3	$4.0

Included in 2006 pension expense is the recognition of a $.3 million settlement gain, resulting from the level of lump-sum benefit payments made related to the non-qualified plan during the year. The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2007	2006	2007	2006
Change in Projected Benefit Obligation (PBO)
PBO, beginning of year	$222.1	$218.0	$40.0	$38.0
Service cost	10.6	10.0	1.5	1.4
Interest cost	13.2	12.0	1.2	2.3
Plan amendment	—	—	—	—
Change in assumptions	0.5	—	—	—
Actuarial loss (gain)	4.3	(10.2)	(20.3)	.8
Benefits and expenses paid	(11.4)	(7.7)	(1.8)	(2.5)
PBO, end of year	$239.3	$222.1	$20.6	$40.0

The actuarial gain reflected in Other Benefits reflected a change in the benefit estimate for eligible participants.

	Pension Benefits		Other Benefits
December 31 (in millions)	2007	2006	2007	2006
Change in Plan Assets
Plan assets, beginning of year	$209.2	$185.5	$—	$—
Employer contributions	—	10.0	—	—
Return on plan assets	10.0	21.4	—	—
Benefits and expenses paid	(11.4)	(7.7)	—	—
Plan assets, end of year	207.8	209.2	—	—
Plan assets (lower than) in excess of PBO	$(31.5)	$(12.9)	$(20.6)	$(40.0)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

5. Pension Plan and Postretirement Benefits (Continued)

At December 31, 2007 and 2006, all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2007 and 2006, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2007	2006	2007	2006
Plan assets (lower than) in excess of PBO	$(31.5)	$(12.9)	$(20.6)	$(40.0)
Unrecognized prior service cost	4.2	5.0	(.5)	(1.4)
Unrecognized net loss from past experience different from that assumed	90.3	83.4	(2.1)	13.0
Prepaid (accrued) benefit cost, end of year	$63.0	$75.5	$(23.2)	$(28.4)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $171.3 million and $170.7 million at December 31, 2007 and 2006, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $149.0 million and $134.5 million at December 31, 2007 and 2006, respectively.

During 2007 the Company made no contributions to the qualified plan. During 2006, the company made a $10.0 million contribution to the plan. The Company estimates that it will make a contribution of approximately $8.0 million to its defined benefit plans in 2008. Benefits expected to be paid from these plans total $25.9 million in 2008, $12.6 million in 2009, $7.6 million in 2010, $11.0 million in 2011 and $28.0 million in 2012. The aggregate benefits expected to be paid in 2013 through 2017 total approximately $140.7 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2007.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Penions Benefits			Other Benefits
Weighted average assumptions at December 31	2007	2006	2005	2007	2006	2005
Discount rate	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Rate of compensation increase	4.16%	4.17%	4.23%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 5.75%, 4.16% and 9.50%, respectively, in 2007, 5.75%, 4.17% and 9.50%, respectively, in 2006 and 5.75%, 4.23% and 10.50%, respectively, in 2005. The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

5. Pension Plan and Postretirement Benefits (Continued)

obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 6.0% for 2008 and is expected to decrease by .5% each year thereafter until 2010, at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2007, by $1.2 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2007 by $.2 million. Benefits expected to be paid from this plan total $2.3 million in 2008, $2.5 million in 2009, $2.7 million in 2010, $2.8 million in 2011, and $3.0 million in 2012. Aggregated benefits expected to be paid in the period 2013 through 2017 total approximately $18.6 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2007.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.9 million, $2.1 million and $2.0 million in 2007, 2006 and 2005, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares have been issued under this plan and the total value of all outstanding shares under this plan was paid out on March 12, 2008, based upon the level of statutory surplus at December 31, 2007 and totaled approximately $14.8 million. A new plan was started during 2005. Shares under this plan were granted in 2005, 2006 and 2007 and generally vest over a three-year period. The value of such shares is equal to number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. On March 12, 2008, approximately $9.3 million was paid out related to the shares granted in 2005. The total expense incurred related to these plans was $5.5 million, $7.4 million and $17.8 million in 2007, 2006 and 2005, respectively.

6. Commitments and Contingencies

Rental expenses approximated $23.3 million, $24.3 million and $23.1 million as of December 31, 2007, 2006 and 2005, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $4.2 million in 2008; $4.1 million in 2009; $3.7 million in 2010; $3.4 million in 2011, $2.8 million in 2012 and $8.1 million in 2013 and beyond. Such leases are principally for leased office space, certain data processing equipment and furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

6. Commitments and Contingencies (Continued)

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's DTAs and DTLs must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net DTAs can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

A reconciliation of the income tax expense recognized in the Company's consolidated statutory statements of operations from the amount obtained by applying the statutory tax rate of 35% to net gain (loss) from operations before federal income taxes follows:

	December 31 ($ in millions)
	2007	2006	2005
Net (loss) gain from operations	$(15.8)	$14.2	$130.5
Statutory rate	35%	35%	35%
Tax at statutory rate	5.5	(5.0)	(45.7)
IMR amortization	2.3	4.7	6.2
Realized capital (gains) losses	(7.7)	(1.1)	3.0
Net capital gains deferred in IMR	8.1	1.3	3.3
Pension and other benefits related	—	4.6	(.1)
Change in non-admitted assets	(4.0)	2.7	3.5
Change in Mutual of America's net DTA	(11.2)	(7.8)	31.6
Other	8.3	.3	(1.0)
Federal income tax (expense) benefit	$1.3	$(.3)	$.8
Effective tax rate	8.20%	(2.00)%	.64%

The federal income tax benefit of $1.3 million in 2007 and the federal income tax expense of $(.3) million in 2006 and the federal income tax benefit of $.8 million in 2005 arose solely from the operating results of the Company's non-insurance subsidiaries.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

7. Federal Income Taxes (Continued)

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2007	2006
Total gross DTAs excluding unrealized (gains) losses	$366.1	$355.6
Total gross DTLs excluding unrealized (gains) losses	(47.6)	(48.3)
Mutual of America's net DTA	318.5	307.3
Tax effect of unrealized (gains) losses	(3.4)	(8.6)
DTA nonadmitted	(309.0)	(297.9)
Net admitted DTA	6.1	.8
Non-Insurance Subsidiaries	7.6	6.6
Total net DTAs	$13.7	$7.4

As shown above, Mutual of America's net admitted DTA increased by $5.3 million during 2007. The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized as of December 31, 2007, 2006 and 2005 for Mutual of America.

At December 31, 2007, the Company had consolidated net operating loss carry forwards of approximately $367.4 million, expiring at various dates between 2008 and 2027, and a capital loss carry forward of approximately $7.7 million expiring in 2011 and 2012.

During 2007, the Internal Revenue Service (IRS) completed its audit of Mutual of America's 2000 and 2001 federal income tax returns, and presented the Company with a Revenue Agent's Report asserting certain adjustments to the Company's taxable income and its net operating loss carryforwards that would result in a tax due for 2000 and 2001. These adjustments would disallow the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest. In 2008, the Company filed a protest to the IRS adjustments and the Company continues to believe that federal taxes, if any, assessed for the years under audit will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

8. Fair Value of Financial Instruments (Continued)

The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2007 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,514.7	5,477.0
Common stocks	325.4	325.4
Preferred stocks	7.2	7.2
Cash and short-term investments	66.1	66.1
Guaranteed funds transferable	51.8	46.2
Mortgage loans	3.1	3.2
Policy loans	102.1	102.1
LIABILITIES
Insurance and annuity reserves	$5,331.5	$5,384.8
December 31, 2006 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,365.2	$5,525.6
Common stocks	401.0	401.0
Preferred stocks	7.2	7.2
Cash and short-term investments	113.2	113.2
Guaranteed funds transferable	57.8	55.5
Mortgage loans	3.4	3.6
Policy loans	98.1	98.1
LIABILITIES
Insurance and annuity reserves	$5,277.9	$5,340.6

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

8. Fair Value of Financial Instruments (Continued)

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2007 and 2006, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.38% and 5.60% were used at December 31, 2007 and 2006, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2007, 2006 and 2005

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The statement of cash flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash flows include changes in cash and short-term investments and also certain non-cash related changes.